UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR/A

    CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07876
                                   ----------

                           TEMPLETON CHINA WORLD FUND
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

       500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
      --------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          --------------------------------------------------------------
                     (Name and address of agent for service)

         Registrant's telephone number, including area code: (954) 527-7500
                                                             ---------------

Date of fiscal year end:  8/31
                          ----

Date of reporting period: 8/31/07
                          -------

ITEM 1. REPORTS TO STOCKHOLDERS.


                                [GRAPHIC OMITTED]

--------------------------------------------------------------------------------
                                                      AUGUST 31, 2007
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    ANNUAL REPORT AND SHAREHOLDER LETTER                    INTERNATIONAL
--------------------------------------------------------------------------------

                                                      WANT TO RECEIVE
                                                      THIS DOCUMENT
                                                      FASTER VIA EMAIL?
                      TEMPLETON
                   CHINA WORLD FUND                   Eligible shareholders can
                                                      sign up for eDelivery at
                                                      franklintempleton.com.
                                                      See inside for details.
--------------------------------------------------------------------------------

                                    [LOGO](R)
                               FRANKLIN TEMPLETON
                                   INVESTMENTS

                      Franklin o TEMPLETON o Mutual Series



                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager
                            structure combines the specialized expertise of three world-class investment management groups--
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                            autonomously, relying on its own research and
                            staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

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                            international investing and, in 1954, launched what
                            has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

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                            dedicated to a unique style of value investing,
                            searching aggressively for opportunity among what it believes are undervalued stocks, as well as
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TRUE DIVERSIFICATION        Because our management groups work independently and
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                            covering every major asset class.

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                            in financial services.

--------------------------------------------------------------------------------
MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
--------------------------------------------------------------------------------

                                [GRAPHIC OMITTED]

Not part of the annual report


Contents

SHAREHOLDER LETTER ........................................................    1

ANNUAL REPORT

Templeton China World Fund ................................................    3

Performance Summary .......................................................    8

Your Fund's Expenses ......................................................   13

Financial Highlights and Statement of Investments .........................   15

Financial Statements ......................................................   24

Notes to Financial Statements .............................................   27

Report of Independent Registered Public Accounting Firm ...................   35

Tax Designation ...........................................................   36

Meeting of Shareholders ...................................................   39

Board Members and Officers ................................................   41

Shareholder Information ...................................................   46



Annual Report

Templeton China World Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton China World Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of "China companies," as defined in the Fund's prospectus.

--------------------------------------------------------------------------------
PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Templeton China World Fund's annual report for the fiscal year ended August 31, 2007.

PERFORMANCE OVERVIEW

For the 12 months under review, Templeton China World Fund - Class A delivered a +61.87% cumulative total return. The Fund outperformed its benchmark, the Morgan Stanley Capital International (MSCI) Golden Dragon Index, which posted a +53.46% cumulative total return for the same period. 1

Also, for comparison, the Standard & Poor's/International Finance Corporation (S&P/IFC) Investable China Index posted a +44.98% cumulative total return for the 12 months ended August 31, 2007. 2 In line with our long-term investment strategy, we are pleased with our long-term results, which you will find in the Performance Summary beginning on page 8. For example, for the 10-year period ended August 31, 2007, the Fund's Class A shares delivered a +203.53% cumulative total return, compared with the MSCI Golden Dragon Index's +69.02% cumulative total return for the same period. 3 Please note that index performance information is provided for reference and that we do not attempt to track the index, but rather undertake investments on the basis of fundamental research.

1. Source: Standard & Poor's Micropal. The MSCI Golden Dragon Index is an aggregate of the MSCI Hong Kong Index, the MSCI China Free Index and the MSCI Taiwan@65% Index. The MSCI Taiwan Index has an inclusion weight at 65% of its market capitalization in the MSCI index series.

2. Source: Standard & Poor's Micropal. The S&P/IFC Investable China Index is a free float-adjusted, market-capitalization weighted index designed to measure the performance of equity securities in China.

3. Source: Standard & Poor's Micropal. As of 8/31/07, the Fund's Class A 10-year average annual total return not including sales charges was +11.74%, compared with the +5.39% 10-year average annual total return for the MSCI Golden Dragon Index.

The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 19.


                                                               Annual Report | 3



GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 8/31/07

  [THE FOLLOWING TABLE WAS REPRESENTED BY A BAR CHART IN THE PRINTED MATERIAL.]

China                                           64.8%
Taiwan                                          17.4%
Hong Kong                                       14.6%
U.K.                                             0.6%
Cambodia                                         0.4%
Singapore                                        0.4%
South Korea                                      0.3%
Short-Term Investments & Other Net Assets        1.5%

ECONOMIC AND MARKET OVERVIEW

During the 12 months under review, Chinese equities were among the strongest performers globally, and investors remained optimistic about the country's outlook as China's economy outpaced its peers. Robust economic growth, higher corporate earnings, strong demand and rising commodity prices, and continued integration with the global economy increased investors' interest in Chinese equities. For the 12 months ended August 31, 2007, the MSCI China Index returned +102.72% in U.S. dollar terms. 4 Equity markets in neighboring Hong Kong and Taiwan did not fare quite as well as the MSCI Hong Kong Index and the MSCI Taiwan Index returned +32.17% and +31.12% in U.S. dollar terms. 5

Early in the period, emerging markets maintained an upward trend. After some minor profit-taking at the beginning of 2007, a 9% drop in China's domestic Shanghai A and Shenzhen A share markets at the end of February and worries about the possibly overheated Chinese economy triggered widespread selling across the globe. 6 (The Fund cannot invest in Shanghai A and Shenzen A share markets.) The correction, however, was short-lived, and investors returned to the markets in March. With abundant market liquidity, stock prices resumed their previous upward trend for most of the second half of the Fund's fiscal year. A brief period of uncertainty occurred in August as a result of widespread concerns over financial corporations' exposure to U.S. subprime mortgages. The possibility of tightening liquidity around the world contributed to significant selling in global stock and bond markets. Although emerging market companies generally had little exposure to U.S. subprime loans, they were not immune to the global sell-off.

A decision by the U.S. Federal Reserve Board (Fed) in August to cut the discount rate -- the rate at which the Fed lends money to banks -- by 50 basis points, from 6.25% to 5.75%, eventually calmed markets. This availability of funds to American companies alleviated the immediate credit crunch and helped many global markets to rebound. Largely as a result, liquidity improved and markets appreciated almost as rapidly as they corrected.

4. Source: Standard & Poor's Micropal. The MSCI China Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in China.

5. Source: Standard & Poor's Micropal. The MSCI Hong Kong Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in Hong Kong. The MSCI Taiwan Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in Taiwan.

6. "Shanghai A" and "Shenzhen A" denote shares of companies listed in China's Shanghai and Shenzhen markets that are reserved for domestic investors and certain qualified foreign institutional investors.


4 | Annual Report



China took steps to cool its economy, which grew at its fastest pace in more than a decade. Second quarter gross domestic product (GDP) grew an annualized 11.9% year-over-year after expanding at a revised 11.1% rate in 2006. 7 Thus far in 2007, China's central bank has increased lending and deposit rates four times. It also raised the banks' reserve requirement ratio to 12%. The country remained a favored investment destination with foreign direct investment inflow in the first seven months of 2007 growing 12.9% year-over-year to US$36.9 billion. 7

GDP growth in Taiwan accelerated to an annualized 5.1% year-over-year in 2007's second quarter from an annualized 4.2% in the preceding quarter as robust corporate investment and higher private consumption supported growth. 8 The Hong Kong economy also recorded strong economic growth with its GDP growing an annualized 6.3% in the first half of 2007 mainly due to increased domestic and external demand. 9

INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. As we look for investments, we consider specific companies, rather than sectors, while doing in-depth research to construct an action list from which we make our buy decisions. Before we make a purchase, we look at a company's price/earnings ratio, profit margins and liquidation value.

MANAGER'S DISCUSSION

During the year under review, the Fund benefited from its exposure to the energy and telecommunication services sectors. 10 A rebound in oil prices during the reporting period and growing demand for energy and commodities in China and other emerging markets aided many of the Fund's energy sector holdings. Among the Fund's most significant contributors to performance were Sinopec (China Petroleum & Chemical), China's largest integrated energy company; China Shenhua Energy, China's principal coal producer; and PetroChina, a dominant player in China's upstream oil and gas sector.

TOP 10 EQUITY HOLDINGS
8/31/07

--------------------------------------------------------------------------------
COMPANY                                                              % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                                             NET ASSETS
--------------------------------------------------------------------------------
China Mobile Ltd.                                                         10.7%
   WIRELESS TELECOMMUNICATION SERVICES,
   CHINA
--------------------------------------------------------------------------------
PetroChina Co. Ltd., H                                                     7.1%
   OIL, GAS & CONSUMABLE FUELS, CHINA
--------------------------------------------------------------------------------
China Construction Bank Corp.,
H, ord. & 144A                                                             6.8%
   COMMERCIAL BANKS, CHINA
--------------------------------------------------------------------------------
China Petroleum and Chemical Corp., H                                      5.5%
   OIL, GAS & CONSUMABLE FUELS, CHINA
--------------------------------------------------------------------------------
CNOOC Ltd., ord. & 144A                                                    4.6%
   OIL, GAS & CONSUMABLE FUELS, CHINA
--------------------------------------------------------------------------------
China Shenhua Energy Co. Ltd., H                                           4.3%
   OIL, GAS & CONSUMABLE FUELS, CHINA
--------------------------------------------------------------------------------
Dairy Farm International Holdings Ltd.                                     4.0%
   FOOD & STAPLES RETAILING, HONG KONG
--------------------------------------------------------------------------------
Asustek Computer Inc.                                                      3.3%
   COMPUTERS & PERIPHERALS, TAIWAN
--------------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing
Co. Ltd.                                                                   2.8%
   SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT, TAIWAN
--------------------------------------------------------------------------------
Hopewell Holdings Ltd.                                                     2.8%
   TRANSPORTATION INFRASTRUCTURE,
   HONG KONG
--------------------------------------------------------------------------------

7. Source: National Bureau of Statistics, China.

8. Source: Directorate General of Budget, Accounting and Statistics, Taiwan.

9. Source: Census and Statistics Department, Hong Kong.

10. The energy sector comprises oil, gas and consumable fuels in the SOI. The telecommunication services sector comprises diversified communication services and wireless telecommunication services in the SOI.


                                                               Annual Report | 5



Dominant telecommunication services provider China Mobile was also a major contributor to performance as growing mobile phone usage, new technologies and an improved competitive landscape supported the company's stock price performance.

In contrast, the media and software services sectors detracted from performance. 11 Fund positions in Next Media, one of Hong Kong's largest Chinese-language print media companies, and Kongzhong, a leading mobile phone Internet portal and content provider in China, hurt performance. Although increased competition from free daily publications pressured Next Media's stock price during the reporting period, we believed the company's growing penetration into the Taiwan market helped its long-term prospects. Our outlook for Kongzhong also was positive due to growing demand for wireless interactive entertainment, media and community services.

During the review period, the Fund made several major purchases in Hong Kong-listed Chinese H and Red Chip shares, which we believed were undervalued and could benefit from China's plan to allow domestic investors to invest in Hong Kong directly. 12 New positions included major commercial banks China Construction Bank and Industrial and Commercial Bank of China (ICBC), which benefited from restructuring reforms and strong demand for financial services. In China, we initiated a position in major coal company Yanzhou Coal Mining, which we believed could experience higher earnings due to rising commodity prices and growing global energy demand. Other new Fund holdings were leading Chinese automobile manufacturer Dongfeng Motor, which we found attractive as we believed it could benefit from growing demand for consumer products and services; and Taiwan's AU Optronics, a leading liquid crystal display panel maker. During the fiscal year, we added to our holdings in Asustek, one of the world's largest manufacturers of personal computer motherboards; and Taiwan Semiconductor Manufacturing, a top global integrated circuit producer. The Fund also initiated exposure to Cambodia with an investment in NagaCorp, which manages and operates the only licensed casino in Cambodia's capital, Phnom Penh.

11. The software and services sector comprises IT services and software in the SOI.

12. "China H" denotes shares of China-incorporated, Hong Kong-listed companies with most businesses in China. "Red Chip" denotes shares of Hong Kong-listed companies with significant exposure to China. China H and Red Chip shares are traded on the Hong Kong Stock Exchange.


6 | Annual Report



During the period, the Fund reduced its exposure to Britain, China Shenzhen B shares and South Korea as it trimmed its positions in HSBC Holdings, a large banking and financial services organization and Shandong Chenming Paper Holdings, a dominant paper producer in China. 13 The Fund also exited its position in LG Corporation, the holding company for the Korean LG Group.

Thank you for your continued participation in Templeton China World Fund. We look forward to serving your future investment needs.

[PHOTO OMITTED]

/s/ Mark Mobius

Mark Mobius
Executive Chairman
Templeton Asset Management Limited

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2007, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

13. "Shenzhen B" denotes shares of China-incorporated, Shenzhen-listed companies that are traded in Hong Kong dollars.


                                                               Annual Report | 7



Performance Summary as of 8/31/07

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------------------------------------
CLASS A (SYMBOL: TCWAX)                                        CHANGE           8/31/07         8/31/06
--------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                         +$15.53            $41.29          $25.76
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/06-8/31/07)
--------------------------------------------------------------------------------------------------------
Dividend Income                               $0.2623
--------------------------------------------------------------------------------------------------------
CLASS B (SYMBOL: TCWBX)                                        CHANGE           8/31/07         8/31/06
--------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                         +$15.42            $40.95          $25.53
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/06-8/31/07)
--------------------------------------------------------------------------------------------------------
Dividend Income                               $0.0593
--------------------------------------------------------------------------------------------------------
CLASS C (SYMBOL: TCWCX)                                        CHANGE           8/31/07         8/31/06
--------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                         +$15.31            $40.79          $25.48
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/06-8/31/07)
--------------------------------------------------------------------------------------------------------
Dividend Income                               $0.1172
--------------------------------------------------------------------------------------------------------
ADVISOR CLASS (SYMBOL: TACWX)                                  CHANGE           8/31/07         8/31/06
--------------------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                         +$15.62            $41.55          $25.93
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS (9/1/06-8/31/07)
--------------------------------------------------------------------------------------------------------
Dividend Income                               $0.3686
--------------------------------------------------------------------------------------------------------


8 | Annual Report



Performance Summary (CONTINUED)

PERFORMANCE 1

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES. THE FUND MAY CHARGE A 2% FEE ON REDEMPTIONS MADE WITHIN SEVEN DAYS OF PURCHASE.

--------------------------------------------------------------------------------------------------------
CLASS A                                                    1-YEAR               5-YEAR          10-YEAR
--------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                  +61.87%             +321.55%         +203.53%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                              +52.56%              +31.77%          +11.08%
--------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                             $15,256             $ 39,731         $ 28,607
--------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 5                         +72.09%              +36.40%          +12.82%
--------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 6                                   2.06%
--------------------------------------------------------------------------------------------------------
CLASS B                                                    1-YEAR               5-YEAR          10-YEAR
--------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                  +60.79%             +307.88%         +186.08%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                              +56.79%              +32.34%          +11.08%
--------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                             $15,679             $ 40,588         $ 28,608
--------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 5                         +77.48%              +37.01%          +12.81%
--------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 6                                   2.70%
--------------------------------------------------------------------------------------------------------
CLASS C                                                    1-YEAR               5-YEAR          10-YEAR
--------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                  +60.79%             +308.16%         +182.52%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                              +59.79%              +32.49%          +10.94%
--------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                             $15,979             $ 40,816         $ 28,252
--------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 5                         +80.42%              +37.15%          +12.68%
--------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 6                                   2.71%
--------------------------------------------------------------------------------------------------------
ADVISOR CLASS                                              1-YEAR               5-YEAR          10-YEAR
--------------------------------------------------------------------------------------------------------
Cumulative Total Return 2                                  +62.38%             +329.08%         +215.61%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return 3                              +62.38%              +33.82%          +12.18%
--------------------------------------------------------------------------------------------------------
Value of $10,000 Investment 4                             $16,238             $ 42,908         $ 31,561
--------------------------------------------------------------------------------------------------------
Avg. Ann. Total Return (9/30/07) 5                         +83.27%              +38.52%          +13.93%
--------------------------------------------------------------------------------------------------------
   Total Annual Operating Expenses 6                                   1.71%
--------------------------------------------------------------------------------------------------------

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                               Annual Report | 9



Performance Summary (CONTINUED)

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT 1

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
CLASS A                                                                8/31/07
--------------------------------------------------------------------------------
1-Year                                                                  +52.56%
--------------------------------------------------------------------------------
5-Year                                                                  +31.77%
--------------------------------------------------------------------------------
10-Year                                                                 +11.08%
--------------------------------------------------------------------------------

CLASS A (9/1/97-8/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

              Templeton China World Fund    MSCI Golden Dragon Index 7

 9/1/1997              $  9,424                      $ 10,000
                       $  9,300                      $ 10,011
                       $  6,534                      $  7,344
                       $  6,267                      $  7,271
                       $  6,124                      $  7,379
                       $  4,882                      $  6,533
                       $  6,334                      $  7,872
                       $  6,240                      $  7,623
                       $  5,735                      $  6,846
                       $  4,842                      $  6,007
                       $  4,487                      $  5,652
                       $  4,228                      $  5,328
                       $  3,755                      $  4,752
                       $  4,158                      $  5,429
                       $  5,091                      $  6,850
                       $  5,296                      $  6,973
                       $  4,921                      $  6,653
                       $  4,421                      $  6,264
                       $  4,413                      $  6,390
                       $  4,815                      $  7,163
                       $  5,952                      $  8,478
                       $  5,600                      $  7,899
                       $  6,448                      $  9,037
                       $  6,096                      $  8,449
8/31/1999              $  6,007                      $  8,842
                       $  5,643                      $  8,407
                       $  5,588                      $  8,771
                       $  6,176                      $  9,518
                       $  6,872                      $ 10,412
                       $  6,724                      $ 10,466
                       $  6,959                      $ 10,629
                       $  7,281                      $ 10,962
                       $  6,483                      $  9,870
                       $  6,267                      $  9,256
                       $  6,657                      $  9,518
                       $  6,885                      $  9,697
                       $  7,068                      $  9,454
                       $  6,585                      $  8,358
                       $  5,951                      $  7,656
                       $  5,849                      $  7,141
                       $  6,089                      $  7,289
                       $  6,408                      $  8,254
                       $  6,688                      $  7,818
                       $  6,382                      $  7,167
                       $  6,643                      $  7,087
                       $  7,181                      $  6,909
                       $  7,058                      $  6,705
                       $  6,306                      $  6,284
8/31/2001              $  5,976                      $  5,901
                       $  5,666                      $  4,964
                       $  6,112                      $  5,247
                       $  6,185                      $  5,918
                       $  6,020                      $  6,510
                       $  6,305                      $  6,478
                       $  6,506                      $  6,247
                       $  6,721                      $  6,695
                       $  7,158                      $  6,846
                       $  7,416                      $  6,628
                       $  7,259                      $  6,198
                       $  7,032                      $  5,892
                       $  6,786                      $  5,636
                       $  6,578                      $  5,062
                       $  6,645                      $  5,346
                       $  6,863                      $  5,579
                       $  7,040                      $  5,228
                       $  7,420                      $  5,517
                       $  7,591                      $  5,208
                       $  7,503                      $  5,021
                       $  7,538                      $  4,967
                       $  8,169                      $  5,466
                       $  8,436                      $  5,717
                       $  9,222                      $  6,249
8/31/2003              $  9,709                      $  6,867
                       $  9,729                      $  7,057
                       $ 10,579                      $  7,572
                       $ 10,585                      $  7,403
                       $ 11,813                      $  7,772
                       $ 12,127                      $  8,305
                       $ 12,883                      $  8,651
                       $ 12,194                      $  8,187
                       $ 11,150                      $  7,579
                       $ 11,538                      $  7,631
                       $ 11,625                      $  7,545
                       $ 11,478                      $  7,401
                       $ 12,020                      $  7,808
                       $ 12,415                      $  8,011
                       $ 12,322                      $  7,942
                       $ 13,214                      $  8,615
                       $ 13,356                      $  8,881
                       $ 13,052                      $  8,590
                       $ 13,870                      $  9,043
                       $ 13,592                      $  8,611
                       $ 13,680                      $  8,711
                       $ 13,937                      $  8,873
                       $ 14,140                      $  9,181
                       $ 14,877                      $  9,564
8/31/2005              $ 14,647                      $  9,284
                       $ 15,316                      $  9,541
                       $ 14,331                      $  8,830
                       $ 15,175                      $  9,398
                       $ 15,710                      $  9,794
                       $ 16,664                      $ 10,422
                       $ 16,835                      $ 10,486
                       $ 16,815                      $ 10,625
                       $ 17,796                      $ 11,410
                       $ 17,082                      $ 10,729
                       $ 17,308                      $ 10,726
                       $ 17,439                      $ 10,673
                       $ 17,672                      $ 11,014
                       $ 18,049                      $ 11,350
                       $ 18,855                      $ 11,683
                       $ 20,509                      $ 12,759
                       $ 22,130                      $ 13,662
                       $ 21,804                      $ 13,381
                       $ 21,541                      $ 13,286
                       $ 21,984                      $ 13,405
                       $ 22,732                      $ 13,656
                       $ 24,138                      $ 14,290
                       $ 26,286                      $ 15,483
                       $ 27,525                      $ 16,566
8/31/2007              $ 28,607                      $ 16,902

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
CLASS B                                                                 8/31/07
--------------------------------------------------------------------------------
1-Year                                                                   +56.79%
--------------------------------------------------------------------------------
5-Year                                                                   +32.34%
--------------------------------------------------------------------------------
10-Year                                                                  +11.08%
--------------------------------------------------------------------------------

CLASS B (9/1/97-8/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

              Templeton China World Fund    MSCI Golden Dragon Index 7

 9/1/1997              $ 10,000                     $ 10,000
                       $  9,862                     $ 10,011
                       $  6,903                     $  7,344
                       $  6,618                     $  7,271
                       $  6,457                     $  7,379
                       $  5,144                     $  6,533
                       $  6,671                     $  7,872
                       $  6,569                     $  7,623
                       $  6,033                     $  6,846
                       $  5,091                     $  6,007
                       $  4,715                     $  5,652
                       $  4,440                     $  5,328
                       $  3,940                     $  4,752
                       $  4,362                     $  5,429
                       $  5,332                     $  6,850
                       $  5,544                     $  6,973
                       $  5,147                     $  6,653
                       $  4,622                     $  6,264
                       $  4,611                     $  6,390
                       $  5,028                     $  7,163
                       $  6,213                     $  8,478
                       $  5,842                     $  7,899
                       $  6,723                     $  9,037
                       $  6,353                     $  8,449
8/31/1999              $  6,256                     $  8,842
                       $  5,874                     $  8,407
                       $  5,812                     $  8,771
                       $  6,420                     $  9,518
                       $  7,135                     $ 10,412
                       $  6,978                     $ 10,466
                       $  7,218                     $ 10,629
                       $  7,548                     $ 10,962
                       $  6,717                     $  9,870
                       $  6,489                     $  9,256
                       $  6,891                     $  9,518
                       $  7,122                     $  9,697
                       $  7,308                     $  9,454
                       $  6,804                     $  8,358
                       $  6,145                     $  7,656
                       $  6,035                     $  7,141
                       $  6,280                     $  7,289
                       $  6,604                     $  8,254
                       $  6,889                     $  7,818
                       $  6,571                     $  7,167
                       $  6,836                     $  7,087
                       $  7,386                     $  6,909
                       $  7,256                     $  6,705
                       $  6,479                     $  6,284
8/31/2001              $  6,136                     $  5,901
                       $  5,814                     $  4,964
                       $  6,267                     $  5,247
                       $  6,339                     $  5,918
                       $  6,165                     $  6,510
                       $  6,453                     $  6,478
                       $  6,656                     $  6,247
                       $  6,872                     $  6,695
                       $  7,315                     $  6,846
                       $  7,575                     $  6,628
                       $  7,411                     $  6,198
                       $  7,175                     $  5,892
                       $  6,920                     $  5,636
                       $  6,705                     $  5,062
                       $  6,769                     $  5,346
                       $  6,986                     $  5,579
                       $  7,163                     $  5,228
                       $  7,545                     $  5,517
                       $  7,716                     $  5,208
                       $  7,621                     $  5,021
                       $  7,653                     $  4,967
                       $  8,289                     $  5,466
                       $  8,556                     $  5,717
                       $  9,347                     $  6,249
8/31/2003              $  9,832                     $  6,867
                       $  9,852                     $  7,057
                       $ 10,706                     $  7,572
                       $ 10,706                     $  7,403
                       $ 11,933                     $  7,772
                       $ 12,251                     $  8,305
                       $ 13,010                     $  8,651
                       $ 12,305                     $  8,187
                       $ 11,240                     $  7,579
                       $ 11,627                     $  7,631
                       $ 11,701                     $  7,545
                       $ 11,553                     $  7,401
                       $ 12,088                     $  7,808
                       $ 12,480                     $  8,011
                       $ 12,383                     $  7,942
                       $ 13,270                     $  8,615
                       $ 13,400                     $  8,881
                       $ 13,086                     $  8,590
                       $ 13,912                     $  9,043
                       $ 13,618                     $  8,611
                       $ 13,700                     $  8,711
                       $ 13,952                     $  8,873
                       $ 14,143                     $  9,181
                       $ 14,880                     $  9,564
8/31/2005              $ 14,642                     $  9,284
                       $ 15,311                     $  9,541
                       $ 14,327                     $  8,830
                       $ 15,171                     $  9,398
                       $ 15,706                     $  9,794
                       $ 16,659                     $ 10,422
                       $ 16,831                     $ 10,486
                       $ 16,811                     $ 10,625
                       $ 17,791                     $ 11,410
                       $ 17,077                     $ 10,729
                       $ 17,305                     $ 10,726
                       $ 17,434                     $ 10,673
                       $ 17,668                     $ 11,014
                       $ 18,046                     $ 11,350
                       $ 18,851                     $ 11,683
                       $ 20,504                     $ 12,759
                       $ 22,124                     $ 13,662
                       $ 21,799                     $ 13,381
                       $ 21,535                     $ 13,286
                       $ 21,979                     $ 13,405
                       $ 22,726                     $ 13,656
                       $ 24,133                     $ 14,290
                       $ 26,281                     $ 15,483
                       $ 27,521                     $ 16,566
8/31/2007              $ 28,608                     $ 16,902


10 | Annual Report



Performance Summary (CONTINUED)

CLASS C (9/1/97-8/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

              Templeton China World Fund    MSCI Golden Dragon Index 7

 9/1/1997              $ 10,000                     $ 10,000
                       $  9,862                     $ 10,011
                       $  6,903                     $  7,344
                       $  6,617                     $  7,271
                       $  6,457                     $  7,379
                       $  5,144                     $  6,533
                       $  6,671                     $  7,872
                       $  6,569                     $  7,623
                       $  6,034                     $  6,846
                       $  5,091                     $  6,007
                       $  4,715                     $  5,652
                       $  4,440                     $  5,328
                       $  3,941                     $  4,752
                       $  4,362                     $  5,429
                       $  5,333                     $  6,850
                       $  5,545                     $  6,973
                       $  5,147                     $  6,653
                       $  4,622                     $  6,264
                       $  4,611                     $  6,390
                       $  5,029                     $  7,163
                       $  6,214                     $  8,478
                       $  5,843                     $  7,899
                       $  6,724                     $  9,037
                       $  6,353                     $  8,449
8/31/1999              $  6,257                     $  8,842
                       $  5,875                     $  8,407
                       $  5,813                     $  8,771
                       $  6,421                     $  9,518
                       $  7,137                     $ 10,412
                       $  6,980                     $ 10,466
                       $  7,219                     $ 10,629
                       $  7,549                     $ 10,962
                       $  6,718                     $  9,870
                       $  6,490                     $  9,256
                       $  6,891                     $  9,518
                       $  7,123                     $  9,697
                       $  7,309                     $  9,454
                       $  6,805                     $  8,358
                       $  6,146                     $  7,656
                       $  6,036                     $  7,141
                       $  6,281                     $  7,289
                       $  6,605                     $  8,254
                       $  6,891                     $  7,818
                       $  6,573                     $  7,167
                       $  6,838                     $  7,087
                       $  7,387                     $  6,909
                       $  7,257                     $  6,705
                       $  6,480                     $  6,284
8/31/2001              $  6,137                     $  5,901
                       $  5,815                     $  4,964
                       $  6,268                     $  5,247
                       $  6,340                     $  5,918
                       $  6,167                     $  6,510
                       $  6,455                     $  6,478
                       $  6,658                     $  6,247
                       $  6,874                     $  6,695
                       $  7,317                     $  6,846
                       $  7,577                     $  6,628
                       $  7,413                     $  6,198
                       $  7,176                     $  5,892
                       $  6,922                     $  5,636
                       $  6,706                     $  5,062
                       $  6,770                     $  5,346
                       $  6,988                     $  5,579
                       $  7,165                     $  5,228
                       $  7,547                     $  5,517
                       $  7,717                     $  5,208
                       $  7,623                     $  5,021
                       $  7,655                     $  4,967
                       $  8,292                     $  5,466
                       $  8,559                     $  5,717
                       $  9,350                     $  6,249
8/31/2003              $  9,836                     $  6,867
                       $  9,849                     $  7,057
                       $ 10,711                     $  7,572
                       $ 10,711                     $  7,403
                       $ 11,945                     $  7,772
                       $ 12,256                     $  8,305
                       $ 13,016                     $  8,651
                       $ 12,311                     $  8,187
                       $ 11,253                     $  7,579
                       $ 11,633                     $  7,631
                       $ 11,707                     $  7,545
                       $ 11,558                     $  7,401
                       $ 12,100                     $  7,808
                       $ 12,487                     $  8,011
                       $ 12,389                     $  7,942
                       $ 13,290                     $  8,615
                       $ 13,419                     $  8,881
                       $ 13,105                     $  8,590
                       $ 13,924                     $  9,043
                       $ 13,630                     $  8,611
                       $ 13,712                     $  8,711
                       $ 13,965                     $  8,873
                       $ 14,162                     $  9,181
                       $ 14,899                     $  9,564
8/31/2005              $ 14,653                     $  9,284
                       $ 15,315                     $  9,541
                       $ 14,330                     $  8,830
                       $ 15,164                     $  9,398
                       $ 15,688                     $  9,794
                       $ 16,633                     $ 10,422
                       $ 16,791                     $ 10,486
                       $ 16,764                     $ 10,625
                       $ 17,736                     $ 11,410
                       $ 17,019                     $ 10,729
                       $ 17,233                     $ 10,726
                       $ 17,350                     $ 10,673
                       $ 17,571                     $ 11,014
                       $ 17,936                     $ 11,350
                       $ 18,728                     $ 11,683
                       $ 20,356                     $ 12,759
                       $ 21,956                     $ 13,662
                       $ 21,623                     $ 13,381
                       $ 21,346                     $ 13,286
                       $ 21,776                     $ 13,405
                       $ 22,503                     $ 13,656
                       $ 23,881                     $ 14,290
                       $ 25,987                     $ 15,483
                       $ 27,206                     $ 16,566
8/31/2007              $ 28,252                     $ 16,902

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
CLASS C                                                                 8/31/07
--------------------------------------------------------------------------------
1-Year                                                                   +59.79%
--------------------------------------------------------------------------------
5-Year                                                                   +32.49%
--------------------------------------------------------------------------------
10-Year                                                                  +10.94%
--------------------------------------------------------------------------------

ADVISOR CLASS (9/1/97-8/31/07)

 [THE FOLLOWING TABLE WAS REPRESENTED BY A LINE GRAPH IN THE PRINTED MATERIAL.]

              Templeton China World Fund    MSCI Golden Dragon Index 7

  9/1/1997             $ 10,000                     $ 10,000
 9/30/1997             $  9,871                     $ 10,011
10/31/1997             $  6,950                     $  7,344
11/30/1997             $  6,668                     $  7,271
12/31/1997             $  6,521                     $  7,379
 1/31/1998             $  5,200                     $  6,533
 2/28/1998             $  6,748                     $  7,872
 3/31/1998             $  6,650                     $  7,623
 4/30/1998             $  6,114                     $  6,846
 5/31/1998             $  5,164                     $  6,007
 6/30/1998             $  4,787                     $  5,652
 7/31/1998             $  4,512                     $  5,328
 8/31/1998             $  4,008                     $  4,752
 9/30/1998             $  4,440                     $  5,429
10/31/1998             $  5,439                     $  6,850
11/30/1998             $  5,660                     $  6,973
12/31/1998             $  5,262                     $  6,653
 1/31/1999             $  4,729                     $  6,264
 2/28/1999             $  4,722                     $  6,390
 3/31/1999             $  5,153                     $  7,163
 4/30/1999             $  6,372                     $  8,478
 5/31/1999             $  5,997                     $  7,899
 6/30/1999             $  6,906                     $  9,037
 7/31/1999             $  6,531                     $  8,449
 8/31/1999             $  6,438                     $  8,842
 9/30/1999             $  6,050                     $  8,407
10/31/1999             $  5,994                     $  8,771
11/30/1999             $  6,626                     $  9,518
12/31/1999             $  7,377                     $ 10,412
 1/31/2000             $  7,221                     $ 10,466
 2/29/2000             $  7,475                     $ 10,629
 3/31/2000             $  7,823                     $ 10,962
 4/30/2000             $  6,967                     $  9,870
 5/31/2000             $  6,737                     $  9,256
 6/30/2000             $  7,159                     $  9,518
 7/31/2000             $  7,406                     $  9,697
 8/31/2000             $  7,606                     $  9,454
 9/30/2000             $  7,087                     $  8,358
10/31/2000             $  6,408                     $  7,656
11/30/2000             $  6,299                     $  7,141
12/31/2000             $  6,561                     $  7,289
 1/31/2001             $  6,906                     $  8,254
 2/28/2001             $  7,210                     $  7,818
 3/31/2001             $  6,882                     $  7,167
 4/30/2001             $  7,166                     $  7,087
 5/31/2001             $  7,748                     $  6,909
 6/30/2001             $  7,617                     $  6,705
 7/31/2001             $  6,808                     $  6,284
 8/31/2001             $  6,454                     $  5,901
 9/30/2001             $  6,121                     $  4,964
10/31/2001             $  6,605                     $  5,247
11/30/2001             $  6,687                     $  5,918
12/31/2001             $  6,510                     $  6,510
 1/31/2002             $  6,820                     $  6,478
 2/28/2002             $  7,040                     $  6,247
 3/31/2002             $  7,274                     $  6,695
 4/30/2002             $  7,749                     $  6,846
 5/31/2002             $  8,031                     $  6,628
 6/30/2002             $  7,863                     $  6,198
 7/31/2002             $  7,620                     $  5,892
 8/31/2002             $  7,355                     $  5,636
 9/30/2002             $  7,133                     $  5,062
10/31/2002             $  7,208                     $  5,346
11/30/2002             $  7,446                     $  5,579
12/31/2002             $  7,641                     $  5,228
 1/31/2003             $  8,054                     $  5,517
 2/28/2003             $  8,243                     $  5,208
 3/31/2003             $  8,149                     $  5,021
 4/30/2003             $  8,190                     $  4,967
 5/31/2003             $  8,878                     $  5,466
 6/30/2003             $  9,171                     $  5,717
 7/31/2003             $ 10,028                     $  6,249
 8/31/2003             $ 10,566                     $  6,867
 9/30/2003             $ 10,601                     $  7,057
10/31/2003             $ 11,526                     $  7,572
11/30/2003             $ 11,533                     $  7,403
12/31/2003             $ 12,869                     $  7,772
 1/31/2004             $ 13,219                     $  8,305
 2/29/2004             $ 14,048                     $  8,651
 3/31/2004             $ 13,299                     $  8,187
 4/30/2004             $ 12,163                     $  7,579
 5/31/2004             $ 12,593                     $  7,631
 6/30/2004             $ 12,687                     $  7,545
 7/31/2004             $ 12,527                     $  7,401
 8/31/2004             $ 13,124                     $  7,808
 9/30/2004             $ 13,561                     $  8,011
10/31/2004             $ 13,465                     $  7,942
11/30/2004             $ 14,445                     $  8,615
12/31/2004             $ 14,600                     $  8,881
 1/31/2005             $ 14,269                     $  8,590
 2/28/2005             $ 15,175                     $  9,043
 3/31/2005             $ 14,873                     $  8,611
 4/30/2005             $ 14,976                     $  8,711
 5/31/2005             $ 15,256                     $  8,873
 6/30/2005             $ 15,485                     $  9,181
 7/31/2005             $ 16,303                     $  9,564
 8/31/2005             $ 16,052                     $  9,284
 9/30/2005             $ 16,782                     $  9,541
10/31/2005             $ 15,718                     $  8,830
11/30/2005             $ 16,648                     $  9,398
12/31/2005             $ 17,240                     $  9,794
 1/31/2006             $ 18,289                     $ 10,422
 2/28/2006             $ 18,477                     $ 10,486
 3/31/2006             $ 18,462                     $ 10,625
 4/30/2006             $ 19,549                     $ 11,410
 5/31/2006             $ 18,769                     $ 10,729
 6/30/2006             $ 19,024                     $ 10,726
 7/31/2006             $ 19,174                     $ 10,673
 8/31/2006             $ 19,436                     $ 11,014
 9/30/2006             $ 19,848                     $ 11,350
10/31/2006             $ 20,747                     $ 11,683
11/30/2006             $ 22,566                     $ 12,759
12/31/2006             $ 24,367                     $ 13,662
 1/31/2007             $ 24,010                     $ 13,381
 2/28/2007             $ 23,729                     $ 13,286
 3/31/2007             $ 24,223                     $ 13,405
 4/30/2007             $ 25,051                     $ 13,656
 5/31/2007             $ 26,616                     $ 14,290
 6/30/2007             $ 28,986                     $ 15,483
 7/31/2007             $ 30,360                     $ 16,566
 8/31/2007             $ 31,561                     $ 16,902

AVERAGE ANNUAL TOTAL RETURN

--------------------------------------------------------------------------------
ADVISOR CLASS                                                           8/31/07
--------------------------------------------------------------------------------
1-Year                                                                   +62.38%
--------------------------------------------------------------------------------
5-Year                                                                   +33.82%
--------------------------------------------------------------------------------
10-Year                                                                  +12.18%
--------------------------------------------------------------------------------


                                                              Annual Report | 11



Performance Summary (CONTINUED)

ENDNOTES

THE GOVERNMENT'S PARTICIPATION IN THE ECONOMY IS STILL HIGH AND, THEREFORE, TEMPLETON CHINA WORLD FUND'S INVESTMENTS IN CHINA WILL BE SUBJECT TO LARGER REGULATORY RISK LEVELS COMPARED TO MANY OTHER COUNTRIES. IN ADDITION, SPECIAL RISKS ARE ASSOCIATED WITH INTERNATIONAL INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS. ALSO, AS A NONDIVERSIFIED FUND INVESTING IN CHINA COMPANIES, THE FUND MAY INVEST IN A RELATIVELY SMALL NUMBER OF ISSUERS AND, AS A RESULT, BE SUBJECT TO GREATER RISK OF LOSS WITH RESPECT TO ITS PORTFOLIO SECURITIES. THE FUND MAY ALSO EXPERIENCE GREATER VOLATILITY THAN A FUND THAT IS MORE BROADLY DIVERSIFIED GEOGRAPHICALLY. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

1. Effective after the close of business on 8/8/03, Templeton China World Fund, Inc. (Closed-End Fund), was converted into an open-end fund in a transaction whereby the Closed-End Fund transferred all of its assets, subject to its liabilities, to the Fund in exchange for Advisor Class shares. Total return information is based upon the Closed-End Fund's performance (as calculated using net asset values, not market values), which has been restated to reflect all charges, fees and expenses currently applicable to the Fund and each class. The Closed-End Fund was offered without a sales charge and Rule 12b-1 fees. On 8/11/03, the Fund began offering Class A, B and C shares. For periods prior to 8/11/03, performance quotations are based upon the Closed-End Fund's performance restated to take into account all charges, fees and expenses applicable to the Fund and each class, including that class's current, applicable, maximum sales charge and Rule 12b-1 fees. Beginning on 8/11/03, actual class performance is used reflecting all charges, fees and expenses applicable to the Fund and each class.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

5. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

6. Figures are as stated in the Fund's prospectus current as of the date of this report.

7. Source: Standard & Poor's Micropal. The MSCI Golden Dragon Index is an aggregate of the MSCI Hong Kong Index, the MSCI China Free Index and the MSCI Taiwan@65% Index. The MSCI Taiwan Index has an inclusion weight at 65% of its market capitalization in the MSCI index series.


12 | Annual Report



Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                              Annual Report | 13



Your Fund's Expenses (CONTINUED)

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------
                                            BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                       VALUE 3/1/07       VALUE 8/31/07   PERIOD* 3/1/07-8/31/07
--------------------------------------------------------------------------------------------------------
Actual                                            $1,000           $1,328.00             $12.03
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000           $1,014.87             $10.41
--------------------------------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------------------------------
Actual                                            $1,000           $1,323.40             $15.81
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000           $1,011.59             $13.69
--------------------------------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------------------------------
Actual                                            $1,000           $1,323.50             $15.70
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000           $1,011.70             $13.59
--------------------------------------------------------------------------------------------------------
ADVISOR CLASS
--------------------------------------------------------------------------------------------------------
Actual                                            $1,000           $1,330.00             $ 9.98
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000           $1,016.64             $ 8.64
--------------------------------------------------------------------------------------------------------

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 2.05%; B: 2.70%; C: 2.68%; and Advisor: 1.70%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


14 | Annual Report



Templeton China World Fund

FINANCIAL HIGHLIGHTS

                                                      ---------------------------------------------------------------
                                                                            YEAR ENDED AUGUST 31,
CLASS A                                                   2007         2006         2005        2004          2003 g
                                                      ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................   $  25.76     $  21.67     $  17.97     $ 14.89        $14.30
                                                      ---------------------------------------------------------------
Income from investment operations a:
   Net investment income b ........................       0.37         0.29         0.43        0.21          0.12
   Net realized and unrealized gains (losses) .....      15.42         4.12         3.46        3.24          0.40
                                                      ---------------------------------------------------------------
Total from investment operations ..................      15.79         4.41         3.89        3.45          0.52
                                                      ---------------------------------------------------------------
Less distributions from net investment income .....      (0.26)       (0.32)       (0.19)      (0.40)           --
                                                      ---------------------------------------------------------------
Redemption fees ...................................         -- d         -- d         -- d      0.03          0.07
                                                      ---------------------------------------------------------------
Net asset value, end of year ......................   $  41.29     $  25.76     $  21.67     $ 17.97        $14.89
                                                      ===============================================================

Total return c ....................................      61.87%       20.65%       21.85%      23.80%         4.13%

RATIOS TO AVERAGE NET ASSETS
Expenses ..........................................       2.04% e      2.06% e      2.08% e     2.14% e,f     3.03% h
Net investment income .............................       1.13%        1.10%        1.86%       1.09%        38.74% h

SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................   $519,266     $262,346     $111,193     $43,179        $3,166
Portfolio turnover rate ...........................      22.05%       12.96%        9.66%      30.82%        19.99%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.

f Ratio of expenses to average net assets, excluding payments by affiliate was 2.30%.

g For the period August 11, 2003 (effective date) to August 31, 2003.

h Represents annualized ratios for a 21 day period and therefore are not representative of the Fund's income and expense for the entire fiscal year.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 15



Templeton China World Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                      ---------------------------------------------------------------
                                                                            YEAR ENDED AUGUST 31,
CLASS B                                                  2007         2006         2005        2004           2003 g
                                                      ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................   $ 25.53      $ 21.47      $ 17.84      $14.88         $14.30
                                                      ---------------------------------------------------------------
Income from investment operations a:
   Net investment income b ........................      0.12         0.08         0.24        0.16           0.08
   Net realized and unrealized gains (losses) .....     15.36         4.15         3.51        3.16           0.43
                                                      ---------------------------------------------------------------
Total from investment operations ..................     15.48         4.23         3.75        3.32           0.51
                                                      ---------------------------------------------------------------
Less distributions from net investment income .....     (0.06)       (0.17)       (0.12)      (0.39)            --
                                                      ---------------------------------------------------------------
Redemption fees ...................................        -- d         -- d         -- d      0.03           0.07
                                                      ---------------------------------------------------------------
Net asset value, end of year ......................   $ 40.95      $ 25.53      $ 21.47      $17.84         $14.88
                                                      ===============================================================

Total return c ....................................     60.79%       19.87%       21.12%      22.95%          4.06%

RATIOS TO AVERAGE NET ASSETS
Expenses ..........................................      2.69% e      2.70% e      2.73% e     2.79% e,f      3.68% h
Net investment income .............................      0.48%        0.46%        1.21%       0.44%         38.09% h

SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................   $20,066      $15,269      $12,264      $8,630         $  362
Portfolio turnover rate ...........................     22.05%       12.96%        9.66%      30.82%         19.99%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.

f Ratio of expenses to average net assets, excluding payments by affiliate was 2.95%.

g For the period August 11, 2003 (effective date) to August 31, 2003.

h Represents annualized ratios for a 21 day period and therefore are not representative of the Fund's income and expense for the entire fiscal year.


16 | The accompanying notes are an integral part of these financial statements.
   | Annual Report



Templeton China World Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                      ---------------------------------------------------------------
                                                                            YEAR ENDED AUGUST 31,
CLASS C                                                   2007         2006        2005         2004          2003 g
                                                      ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................   $  25.48     $  21.49     $ 17.85      $ 14.88        $14.30
                                                      ---------------------------------------------------------------
Income from investment operations a:
   Net investment income b ........................       0.15         0.13        0.29         0.12          0.11
   Net realized and unrealized gains (losses) .....      15.28         4.10        3.46         3.21          0.40
                                                      ---------------------------------------------------------------
Total from investment operations ..................      15.43         4.23        3.75         3.33          0.51
                                                      ---------------------------------------------------------------
Less distributions from net investment income .....      (0.12)       (0.24)      (0.11)       (0.39)           --
                                                      ---------------------------------------------------------------
Redemption fees ...................................         -- d         -- d        -- d       0.03          0.07
                                                      ---------------------------------------------------------------
Net asset value, end of year ......................   $  40.79     $  25.48     $ 21.49      $ 17.85        $14.88
                                                      ===============================================================

Total return c ....................................      60.79%       19.91%      21.10%       23.02%         4.06%

RATIOS TO AVERAGE NET ASSETS
Expenses ..........................................       2.68% e      2.71% e     2.68% e      2.75% e,f     3.68% h
Net investment income .............................       0.49%        0.45%       1.26%        0.48%        38.09% h

SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................   $199,551     $107,886     $45,738      $20,603        $  652
Portfolio turnover rate ...........................      22.05%       12.96%       9.66%       30.82%        19.99%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

d Amount rounds to less than $0.01 per share.

e Benefit of expense reduction rounds to less than 0.01%.

f Ratio of expenses to average net assets, excluding payments by affiliate was 2.91%.

g For the period August 11, 2003 (effective date) to August 31, 2003.

h Represents annualized ratios for a 21 day period and therefore are not representative of the Fund's income and expense for the entire fiscal year.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 17



Templeton China World Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                      -----------------------------------------------------------------
                                                                            YEAR ENDED AUGUST 31,
ADVISOR CLASS                                             2007         2006         2005         2004           2003 f
                                                      -----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................   $  25.93     $  21.78     $  18.03     $  14.90       $  10.64
                                                      -----------------------------------------------------------------
Income from investment operations a:
   Net investment income b ........................       0.47         0.33         0.42         0.24           0.43
   Net realized and unrealized gains (losses) .....      15.52         4.18         3.56         3.27           4.08
                                                      -----------------------------------------------------------------
Total from investment operations ..................      15.99         4.51         3.98         3.51           4.51
                                                      -----------------------------------------------------------------
Less distributions from net investment income .....      (0.37)       (0.36)       (0.23)       (0.41)         (0.32)
                                                      -----------------------------------------------------------------
Redemption fees ...................................         -- c         -- c         -- c       0.03           0.07
                                                      -----------------------------------------------------------------
Net asset value, end of year ......................   $  41.55     $  25.93     $  21.78     $  18.03       $  14.90
                                                      =================================================================

Total return ......................................      62.38%       21.08%       22.31%       24.21%         43.95%

RATIOS TO AVERAGE NET ASSETS
Expenses ..........................................       1.69% d      1.71% d      1.73% d      1.79% d,e      2.10% e
Net investment income .............................       1.48%        1.45%        2.21%        1.44%          3.66%

SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................   $375,738     $245,331     $190,844     $161,599       $181,913
Portfolio turnover rate ...........................      22.05%       12.96%        9.66%       30.82%         19.99%

a The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchase of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b Based on average daily shares outstanding.

c Amount rounds to less than $0.01 per share.

d Benefit of expense reduction rounds to less than 0.01%.

e Ratios of expenses to average net assets, excluding payments by affiliate for the years ended August 31, 2003 and 2004, were 2.63% and 1.95%, respectively.

f On August 8, 2003, the Fund converted from a closed-end fund to an open-end fund whereby the shares of the closed-end fund were exchanged for Advisor Class shares. Based on historical information, the information included is for operation of the Fund as a closed-end fund, and does not reflect expenses applicable to an open-end fund.


18 | The accompanying notes are an integral part of these financial statements.
   | Annual Report



Templeton China World Fund

STATEMENT OF INVESTMENTS, AUGUST 31, 2007

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      COUNTRY             SHARES          VALUE
------------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS 98.5%
     AIR FREIGHT & LOGISTICS 0.1%
     Sinotrans Ltd., H ........................................................        China             1,238,000   $      679,518
                                                                                                                     ---------------
     AUTO COMPONENTS 1.4%
     Cheng Shin Rubber Industry Co. Ltd. ......................................       Taiwan             5,679,499       10,412,415
     Norstar Founders Group Ltd. ..............................................      Hong Kong          15,182,000        5,646,291
                                                                                                                     ---------------
                                                                                                                         16,058,706
                                                                                                                     ---------------
     AUTOMOBILES 2.4%
   a Brilliance China Automotive Holdings Ltd. ................................        China             7,580,000        1,808,083
     China Motor Corp. ........................................................       Taiwan             4,468,948        3,961,113
     Chongqing Changan Automobile Co. Ltd., B .................................        China             2,858,856        2,889,048
     Dongfeng Motor Corp., H ..................................................        China            26,316,000       17,009,310
     Great Wall Motor Co. Ltd., H .............................................        China               705,000          860,721
     Jiangling Motors Corp. Ltd., B ...........................................        China                77,210          105,948
                                                                                                                     ---------------
                                                                                                                         26,634,223
                                                                                                                     ---------------
     COMMERCIAL BANKS 12.8%
     Bank of China Ltd., H ....................................................        China               783,000          402,664
   b Bank of China Ltd., H, 144A ..............................................        China            41,306,000       21,241,920
     China Construction Bank Corp., H .........................................        China            60,134,000       50,358,123
   b China Construction Bank Corp., H, 144A ...................................        China            30,832,000       25,819,697
     Chinatrust Financial Holding Co. Ltd. ....................................       Taiwan            14,035,842       10,548,148
     HSBC Holdings PLC ........................................................   United Kingdom           378,682        6,784,336
     Industrial and Commercial Bank of China, H ...............................        China            12,691,000        8,267,912
   b Industrial and Commercial Bank of China, H, 144A .........................        China            22,778,000       14,839,373
     Mega Financial Holding Co. Ltd. ..........................................       Taiwan             6,951,000        4,318,045
                                                                                                                     ---------------
                                                                                                                        142,580,218
                                                                                                                     ---------------
     COMMUNICATIONS EQUIPMENT 0.7%
     D-Link Corp. .............................................................       Taiwan             2,663,600        5,867,991
     ZTE Corp., H .............................................................        China               420,000        2,057,543
                                                                                                                     ---------------
                                                                                                                          7,925,534
                                                                                                                     ---------------
     COMPUTERS & PERIPHERALS 4.4%
     Acer Inc. ................................................................       Taiwan             3,195,787        5,607,154
     Asustek Computer Inc. ....................................................       Taiwan            12,302,275       36,720,427
     Compal Electronics Inc. ..................................................       Taiwan             2,923,545        3,251,336
     Lite-On IT Corp. .........................................................       Taiwan             4,721,160        3,877,074
                                                                                                                     ---------------
                                                                                                                         49,455,991
                                                                                                                     ---------------
     CONSTRUCTION & ENGINEERING 0.2%
     Baoye Group Co. Ltd., H ..................................................        China             1,089,000        2,038,999
                                                                                                                     ---------------
     DISTRIBUTORS 1.9%
     China Resources Enterprise Ltd. ..........................................      Hong Kong           5,108,000       20,798,446
                                                                                                                     ---------------


                                                              Annual Report | 19



Templeton China World Fund

STATEMENT OF INVESTMENTS, AUGUST 31, 2007 (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      COUNTRY             SHARES          VALUE
------------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONTINUED)
     DIVERSIFIED TELECOMMUNICATION SERVICES 3.2%
     China Netcom Group Corp. (Hong Kong) Ltd. ................................        China             2,146,000   $    5,184,978
     China Telecom Corp. Ltd., H ..............................................        China            53,807,833       30,983,331
                                                                                                                     ---------------
                                                                                                                         36,168,309
                                                                                                                     ---------------
     ELECTRIC UTILITIES 2.2%
     Cheung Kong Infrastructure Holdings Ltd. .................................      Hong Kong           6,669,548       24,676,211
                                                                                                                     ---------------
     ELECTRICAL EQUIPMENT 1.9%
     BYD Co. Ltd., H ..........................................................        China             1,579,500       11,414,314
   a Phoenixtec Power Co. Ltd. ................................................       Taiwan             8,533,055        8,235,691
     Yorkey Optical International Cayman Ltd. .................................        China             3,807,000        1,166,855
                                                                                                                     ---------------
                                                                                                                         20,816,860
                                                                                                                     ---------------
     ELECTRONIC EQUIPMENT & INSTRUMENTS 3.8%
     AU Optronics Corp. .......................................................       Taiwan             7,366,956       10,670,924
     Delta Electronics Inc. ...................................................       Taiwan               900,397        3,356,025
     Synnex Technology International Corp. ....................................       Taiwan             9,458,064       25,966,685
     Yageo Corp. ..............................................................       Taiwan             7,044,000        2,700,200
                                                                                                                     ---------------
                                                                                                                         42,693,834
                                                                                                                     ---------------
     FOOD & STAPLES RETAILING 4.6%
     Dairy Farm International Holdings Ltd. ...................................      Hong Kong          10,219,776       44,149,432
     President Chain Store Corp. ..............................................       Taiwan             2,560,088        6,648,471
                                                                                                                     ---------------
                                                                                                                         50,797,903
                                                                                                                     ---------------
     FOOD PRODUCTS 0.7%
     People's Food Holdings Ltd. ..............................................        China             3,292,000        2,893,686
     Uni-President Enterprises Corp. ..........................................       Taiwan             1,841,167        2,134,080
     Xiwang Sugar Holdings Co. Ltd. ...........................................      Hong Kong           5,454,000        2,692,850
                                                                                                                     ---------------
                                                                                                                          7,720,616
                                                                                                                     ---------------
     HOTELS RESTAURANTS & LEISURE 0.4%
     NagaCorp Ltd. ............................................................      Cambodia           16,609,000        4,962,902
                                                                                                                     ---------------
     HOUSEHOLD DURABLES 0.0% c
     Samson Holding Ltd. ......................................................      Hong Kong           1,398,000          516,340
                                                                                                                     ---------------
     HOUSEHOLD PRODUCTS 0.0% c
 a,b Vinda International Holdings Ltd., 144A ..................................        China               748,000          550,617
                                                                                                                     ---------------
     INDEPENDENT POWER PRODUCERS & ENERGY TRADERS 3.9%
     Datang International Power Generation Co. Ltd., H ........................        China            23,172,640       24,516,910
     Guangdong Electric Power Development Co. Ltd., B .........................        China            12,006,120       11,855,767
     Huadian Power International Corp. Ltd., H ................................        China             4,180,000        2,406,905
     Huaneng Power International Inc., H ......................................        China             3,692,776        4,247,972
                                                                                                                     ---------------
                                                                                                                         43,027,554
                                                                                                                     ---------------


20 | Annual Report



Templeton China World Fund

STATEMENT OF INVESTMENTS, AUGUST 31, 2007 (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     COUNTRY              SHARES          VALUE
------------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONTINUED)
     INDUSTRIAL CONGLOMERATES 2.7%
     Citic Pacific Ltd. .......................................................     Hong Kong            1,589,092   $    8,691,692
     Shanghai Industrial Holdings Ltd. ........................................       China              4,944,253       21,621,774
                                                                                                                     ---------------
                                                                                                                         30,313,466
                                                                                                                     ---------------
     INSURANCE 0.6%
     China Life Insurance Co. Ltd., H .........................................       China              1,476,000        7,126,686
                                                                                                                     ---------------
     IT SERVICES 0.1%
     Travelsky Technology Ltd., H .............................................       China                870,000          699,557
                                                                                                                     ---------------
     MACHINERY 1.2%
     China International Marine Containers (Group) Co. Ltd., B ................       China              6,002,080       13,085,399
                                                                                                                     ---------------
     MEDIA 0.1%
     Next Media Ltd. ..........................................................     Hong Kong               80,000           22,879
   b Next Media Ltd., 144A ....................................................     Hong Kong            3,510,000        1,003,802
                                                                                                                     ---------------
                                                                                                                          1,026,681
                                                                                                                     ---------------
     METALS & MINING 1.4%
     Aluminum Corp. of China Ltd., H ..........................................       China              3,452,000        9,451,591
 a,b Fosun International, 144A ................................................       China                567,000          885,659
     Zhaojin Mining Industry Co. Ltd. .........................................       China              2,661,500        4,887,714
   b Zhaojin Mining Industry Co. Ltd., H, 144A ................................       China                333,500          612,456
                                                                                                                     ---------------
                                                                                                                         15,837,420
                                                                                                                     ---------------
     OFFICE ELECTRONICS 0.1%
     Kinpo Electronics Inc. ...................................................       Taiwan             3,165,570        1,208,672
                                                                                                                     ---------------
     OIL, GAS & CONSUMABLE FUELS 24.0%
   a China Coal Energy Co., H .................................................       China                770,000        1,516,765
 a,b China Coal Energy Co., H, 144A ...........................................       China              1,161,000        2,286,966
     China Petroleum and Chemical Corp., H ....................................       China             56,549,395       61,642,913
     China Shenhua Energy Co. Ltd., H .........................................       China             11,031,000       47,815,406
     CNOOC Ltd. ...............................................................       China             41,243,000       50,405,672
   b CNOOC Ltd., 144A .........................................................       China                978,000        1,195,275
     PetroChina Co. Ltd., H ...................................................       China             53,977,903       78,914,557
     Yanzhou Coal Mining Co. Ltd., H ..........................................       China             13,312,000       23,422,523
                                                                                                                     ---------------
                                                                                                                        267,200,077
                                                                                                                     ---------------
     PAPER & FOREST PRODUCTS 1.0%
     Nine Dragons Paper Holdings Ltd. .........................................       China              2,962,000        8,850,692
     Shandong Chenming Paper Holdings Ltd., B .................................       China              1,929,100        1,902,468
                                                                                                                     ---------------
                                                                                                                         10,753,160
                                                                                                                     ---------------
     PHARMACEUTICALS 0.2%
     Tong Ren Tang Technologies Co. Ltd., H ...................................       China              1,056,000        2,451,200
                                                                                                                     ---------------
     REAL ESTATE 1.5%
     Cheung Kong (Holdings) Ltd. ..............................................     Hong Kong            1,170,690       17,220,335
                                                                                                                     ---------------


                                                              Annual Report | 21



Templeton China World Fund

STATEMENT OF INVESTMENTS, AUGUST 31, 2007 (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                     COUNTRY              SHARES          VALUE
------------------------------------------------------------------------------------------------------------------------------------
     COMMON STOCKS (CONTINUED)
     REAL ESTATE MANAGEMENT & DEVELOPMENT 0.7%
 a,b Country Garden Holdings Co., 144A ........................................       China              1,960,000   $    3,016,293
   b Rickmers Maritime, 144A ..................................................     Singapore            4,523,000        4,865,834
                                                                                                                     ---------------
                                                                                                                          7,882,127
                                                                                                                     ---------------
     SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT 4.8%
     MediaTek Inc. ............................................................      Taiwan                191,000        3,241,212
     Novatek Microelectronics Corp. Ltd. ......................................      Taiwan              1,422,895        5,734,698
     Realtek Semiconductor Corp. ..............................................      Taiwan                967,338        4,734,094
     Samsung Electronics Co. Ltd. .............................................    South Korea               5,510        3,470,727
   a Semiconductor Manufacturing International Corp. ..........................       China             41,952,000        4,895,875
     Sunplus Technology Co. Ltd. ..............................................      Taiwan                 44,780           80,061
     Taiwan Semiconductor Manufacturing Co. Ltd. ..............................      Taiwan             16,437,442       31,231,140
                                                                                                                     ---------------
                                                                                                                         53,387,807
                                                                                                                     ---------------
     SOFTWARE 0.1%
   a Kongzhong Corp., ADR .....................................................       China                204,000          844,560
                                                                                                                     ---------------
     SPECIALTY RETAIL 0.2%
     GOME Electrical Appliances Holdings Ltd. .................................     Hong Kong              654,000        1,031,618
     I.T. Ltd. ................................................................     Hong Kong            7,486,000        1,507,252
                                                                                                                     ---------------
                                                                                                                          2,538,870
                                                                                                                     ---------------
     TEXTILES, APPAREL & LUXURY GOODS 0.4%
     Tack Fat Group International Ltd. ........................................     Hong Kong            8,352,000        1,338,865
     Victory City International Holdings Ltd. .................................     Hong Kong            5,563,441        1,783,691
     Weiqiao Textile Co. Ltd., H ..............................................       China                425,500          944,022
                                                                                                                     ---------------
                                                                                                                          4,066,578
                                                                                                                     ---------------
     TRANSPORTATION INFRASTRUCTURE 3.8%
     Cosco Pacific Ltd. .......................................................       China              3,921,449       10,887,815
     Hopewell Holdings Ltd. ...................................................     Hong Kong            6,526,000       31,091,534
                                                                                                                     ---------------
                                                                                                                         41,979,349
                                                                                                                     ---------------
     WIRELESS TELECOMMUNICATION SERVICES 11.0%
     China Mobile Ltd. ........................................................       China              8,778,770      119,337,187
     Taiwan Mobile Co. Ltd. ...................................................      Taiwan              2,496,930        3,177,911
                                                                                                                     ---------------
                                                                                                                        122,515,098
                                                                                                                     ---------------
     TOTAL COMMON STOCKS (COST $592,786,642) ..................................                                       1,098,239,823
                                                                                                                     ---------------


22 | Annual Report



Templeton China World Fund

STATEMENT OF INVESTMENTS, AUGUST 31, 2007 (CONTINUED)

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      COUNTRY     PRINCIPAL AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------------------------------
     SHORT TERM INVESTMENT (COST $7,941,292) 0.7%
     U.S. GOVERNMENT AND AGENCY SECURITY 0.7%
   d FHLB, 9/04/07 .............................................................   United States     $7,945,000      $    7,941,290
                                                                                                                     ---------------

     TOTAL INVESTMENTS (COST $600,727,934) 99.2% ...............................                                      1,106,181,113
     OTHER ASSETS, LESS LIABILITIES 0.8% .......................................                                          8,439,315
                                                                                                                     ---------------
     NET ASSETS 100.0% .........................................................                                     $1,114,620,428
                                                                                                                     ===============

SELECTED PORTFOLIO ABBREVIATIONS

ADR  - American Depository Receipt

FHLB - Federal Home Loan Bank

a Non-income producing for the twelve months ended August 31, 2007.

b Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At August 31, 2007, the aggregate value of these securities was $76,317,892, representing 6.85% of net assets.

c Rounds to less than 0.1% of net assets.

d The security is traded on a discount basis with no stated coupon rate.


                                                              Annual Report |
 The accompanying notes are an integral part of these financial statements. | 23



Templeton China World Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2007

Assets:
   Investments in securities:
      Cost ................................................................................................   $  600,727,934
                                                                                                              ===============
      Value ...............................................................................................   $1,106,181,113
   Cash ...................................................................................................           55,607
   Foreign currency, at value (cost $4,384,125) ...........................................................        4,383,733
   Receivables:
      Investment securities sold ..........................................................................        1,594,265
      Capital shares sold .................................................................................        4,162,731
      Dividends ...........................................................................................        4,811,992
                                                                                                              ---------------
         Total assets .....................................................................................    1,121,189,441
                                                                                                              ---------------
Liabilities:
   Payables:
      Investment securities purchased .....................................................................        1,961,973
      Capital shares redeemed .............................................................................        2,443,040
      Affiliates ..........................................................................................        1,912,927
   Accrued expenses and other liabilities .................................................................          251,073
                                                                                                              ---------------
         Total liabilities ................................................................................        6,569,013
                                                                                                              ===============
            Net assets, at value ..........................................................................   $1,114,620,428
                                                                                                              ===============
Net assets consist of:
   Paid-in capital ........................................................................................   $  554,602,449
   Undistributed net investment income ....................................................................        8,632,702
   Net unrealized appreciation (depreciation) .............................................................      505,447,669
   Accumulated net realized gain (loss) ...................................................................       45,937,608
                                                                                                              ---------------
            Net assets, at value ..........................................................................   $1,114,620,428
                                                                                                              ===============
CLASS A:
   Net assets, at value ...................................................................................   $  519,266,092
                                                                                                              ===============
   Shares outstanding .....................................................................................       12,575,801
                                                                                                              ===============
   Net asset value per sharea .............................................................................   $        41.29
                                                                                                              ===============
   Maximum offering price per share (net asset value per share / 94.25%) ..................................   $        43.81
                                                                                                              ===============
CLASS B:
   Net assets, at value ...................................................................................   $   20,065,732
                                                                                                              ===============
   Shares outstanding .....................................................................................          490,003
                                                                                                              ===============
   Net asset value and maximum offering price per share a .................................................   $        40.95
                                                                                                              ===============
CLASS C:
   Net assets, at value ...................................................................................   $  199,550,734
                                                                                                              ===============
   Shares outstanding .....................................................................................        4,892,221
                                                                                                              ===============
   Net asset value and maximum offering price per share a .................................................   $        40.79
                                                                                                              ===============
ADVISOR CLASS:
   Net assets, at value ...................................................................................   $  375,737,870
                                                                                                              ===============
   Shares outstanding .....................................................................................        9,043,778
                                                                                                              ===============
   Net asset value and maximum offering price per share a .................................................   $        41.55
                                                                                                              ===============

a Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


24 | The accompanying notes are an integral part of these financial statements.
   | Annual Report



Templeton China World Fund

FINANCIAL STATEMENTS (CONTINUED)

STATEMENT OF OPERATIONS
for the year ended August 31, 2007

Investment income:
   Dividends (net of foreign taxes of $1,369,177) .........................................................   $   25,663,789
   Interest (net of foreign taxes of $146) ................................................................        1,791,480
                                                                                                              ---------------
         Total investment income .........................................................................        27,455,269
                                                                                                              ---------------
Expenses:
   Management fees (Note 3a) ..............................................................................       10,802,953
   Administrative fees (Note 3b) ..........................................................................        1,732,675
   Distribution fees: (Note 3c)
      Class A .............................................................................................        1,368,735
      Class B .............................................................................................          177,547
      Class C .............................................................................................        1,531,542
   Transfer agent fees (Note 3e) ..........................................................................        1,291,809
   Custodian fees (Note 4) ................................................................................          439,135
   Reports to shareholders ................................................................................          140,893
   Registration and filing fees ...........................................................................          125,089
   Professional fees ......................................................................................           47,691
   Trustees' fees and expenses ............................................................................           60,569
   Other ..................................................................................................           17,096
                                                                                                              ---------------
         Total expenses ...................................................................................       17,735,734
         Expense reductions (Note 4) ......................................................................           (6,625)
                                                                                                              ---------------
            Net expenses ..................................................................................       17,729,109
                                                                                                              ---------------
               Net investment income ......................................................................        9,726,160
                                                                                                              ---------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments .........................................................................................       56,784,748
      Foreign currency transactions .......................................................................         (117,465)
                                                                                                              ---------------
         Net realized gain (loss) .........................................................................       56,667,283
                                                                                                              ---------------
   Net change in unrealized appreciation (depreciation) on:
      Investments .........................................................................................      350,219,028
      Translation of assets and liabilities denominated in foreign currencies .............................              (21)
                                                                                                              ---------------
         Net change in unrealized appreciation (depreciation) .............................................      350,219,007
                                                                                                              ---------------
Net realized and unrealized gain (loss) ...................................................................      406,886,290
                                                                                                              ---------------
Net increase (decrease) in net assets resulting from operations ...........................................   $  416,612,450
                                                                                                              ===============


                                                             Annual Report |
The accompanying notes are an integral part of these financial statements. | 25



Templeton China World Fund

FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                      ------------------------------
                                                                                                          YEAR ENDED AUGUST 31,
                                                                                                           2007            2006
                                                                                                      ------------------------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .......................................................................   $    9,726,160   $  5,720,891
      Net realized gain (loss) from investments and foreign currency transactions .................       56,667,283     23,578,156
      Net change in unrealized appreciation (depreciation) on investments and translation of
         assets and liabilities denominated in foreign currencies .................................      350,219,007     57,215,114
                                                                                                      ------------------------------
            Net increase (decrease) in net assets resulting from operations .......................      416,612,450     86,514,161
   Distributions to shareholders from:
      Net investment income:
         Class A ..................................................................................       (2,804,164)    (1,807,042)
         Class B ..................................................................................          (35,884)       (97,993)
         Class C ..................................................................................         (513,958)      (561,314)
         Advisor Class ............................................................................       (3,495,617)    (3,160,482)
                                                                                                      ------------------------------
   Total distributions to shareholders ............................................................       (6,849,623)    (5,626,831)
                                                                                                      ==============================
   Capital share transactions: (Note 2)
         Class A ..................................................................................       72,755,259    121,293,954
         Class B ..................................................................................       (3,545,964)       593,315
         Class C ..................................................................................       19,220,921     50,823,588
         Advisor Class ............................................................................      (14,417,335)    17,173,947
                                                                                                      ------------------------------
   Total capital share transactions ...............................................................       74,012,881    189,884,804
                                                                                                      ------------------------------

   Redemption fees ................................................................................           12,710         20,792
                                                                                                      ------------------------------
            Net increase (decrease) in net assets .................................................      483,788,418    270,792,926
Net assets:
   Beginning of year ..............................................................................      630,832,010    360,039,084
                                                                                                      ------------------------------
   End of year ....................................................................................   $1,114,620,428   $630,832,010
                                                                                                      ==============================
Undistributed net investment income included in net assets:
   End of year ....................................................................................   $    8,632,702   $  5,790,063
                                                                                                      ==============================


26 | The accompanying notes are an integral part of these financial statements.
   | Annual Report



Templeton China World Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton China World Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, (the 1940 Act) as a non-diversified, open-end investment company. The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.


                                                              Annual Report | 27



Templeton China World Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.


28 | Annual Report



Templeton China World Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee will be imposed, with some exceptions, on any fund shares that are redeemed or exchanged within seven calendar days following their purchase date. The redemption fee is 2% of the amount redeemed. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.


                                                              Annual Report | 29



Templeton China World Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

2. SHARES OF BENEFICIAL INTEREST

At August 31, 2007, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                                        -----------------------------------------------------------
                                                                                           YEAR ENDED AUGUST 31,
                                                                                    2007                          2006
                                                                        -----------------------------------------------------------
                                                                          SHARES         AMOUNT          SHARES         AMOUNT
                                                                        -----------------------------------------------------------
CLASS A SHARES:
   Shares sold ......................................................    6,605,473   $  213,342,599    6,990,835    $  168,972,851
   Shares issued in reinvestment of distributions ...................       87,168        2,378,777       69,862         1,477,583
   Shares redeemed ..................................................   (4,299,672)    (142,966,117)  (2,008,744)      (49,156,480)
                                                                        -----------------------------------------------------------
   Net increase (decrease) ..........................................    2,392,969   $   72,755,259    5,051,953    $  121,293,954
                                                                        ===========================================================
CLASS B SHARES:
   Shares sold ......................................................       84,995   $    2,713,074      149,296    $    3,566,089
   Shares issued in reinvestment of distributions ...................        1,165           31,211        4,065            85,646
   Shares redeemed ..................................................     (194,230)      (6,290,249)    (126,627)       (3,058,420)
                                                                        -----------------------------------------------------------
   Net increase (decrease) ..........................................     (108,070)  $   (3,545,964)      26,734    $      593,315
                                                                        ===========================================================
CLASS C SHARES:
   Shares sold ......................................................    2,108,543   $   66,851,170    2,715,102    $   65,435,922
   Shares issued in reinvestment of distributions ...................       14,909          397,615       21,093           443,585
   Shares redeemed ..................................................   (1,464,903)     (48,027,864)    (630,397)      (15,055,919)
                                                                        -----------------------------------------------------------
   Net increase (decrease) ..........................................      658,549   $   19,220,921    2,105,798    $   50,823,588
                                                                        ===========================================================
ADVISOR CLASS SHARES:
   Shares sold ......................................................      966,016   $   32,450,505    1,597,171    $   38,646,324
   Shares issued in reinvestment of distributions ...................       56,101        1,551,552       56,892         1,207,251
   Shares redeemed ..................................................   (1,440,225)     (48,419,392)    (955,594)      (22,679,628)
                                                                        -----------------------------------------------------------
   Net increase (decrease) ..........................................     (418,108)  $  (14,417,335)     698,469    $   17,173,947
                                                                        ===========================================================

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

---------------------------------------------------------------------------------------
SUBSIDIARY                                                      AFFILIATION
---------------------------------------------------------------------------------------
Templeton Asset Management Ltd. (TAML)                          Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


30 | Annual Report



Templeton China World Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to TAML based on the average weekly net assets of the Fund as follows:

--------------------------------------------------------------------------
ANNUALIZED FEE RATE     NET ASSETS
--------------------------------------------------------------------------
      1.250%            Up to and including $1 billion
      1.200%            Over $1 billion, up to and including $5 billion
      1.150%            Over $5 billion, up to and including $10 billion
      1.100%            Over $10 billion, up to and including $15 billion
      1.050%            Over $15 billion, up to and including $20 billion
      1.000%            In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets of each class as follows:

Class A ........................................................   0.35%
Class B ........................................................   1.00%
Class C ........................................................   1.00%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers .............................    $659,966
Contingent deferred sales charges retained .................    $150,569

E. TRANSFER AGENT FEES

For the year ended August 31, 2007, the Fund paid transfer agent fees of $1,291,809, of which $622,133 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended August 31, 2007, the custodian fees were reduced as noted in the Statement of Operations.


                                                              Annual Report | 31



Templeton China World Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. During the year ended August 31, 2007, the Fund utilized $9,687,834 of capital loss carryforwards.

For tax purposes, realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At August 31, 2007, the Fund deferred realized currency losses of $83,567.

The tax character of distributions paid during the years ended August 31, 2007 and 2006, was as follows:

                                                       ------------------------
                                                          2007         2006
                                                       ------------------------
Distributions paid from - ordinary income ..........   $6,849,623   $5,626,831

At August 31, 2007, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long term capital gains for income tax purposes were as follows:

Cost of investments ...........................................   $601,354,705
                                                                  -------------
Unrealized appreciation .......................................   $514,546,240
Unrealized depreciation .......................................     (9,719,832)
                                                                  -------------
Net unrealized appreciation (depreciation) ....................   $504,826,408
                                                                  =============

Undistributed ordinary income .................................   $ 20,042,511
Undistributed long term capital gains .........................     35,238,136
                                                                  -------------
Distributable earnings ........................................   $ 55,280,647
                                                                  =============

Net investment income differs for financial statement and tax purposes primarily due to differing treatment of foreign currency transactions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2007, aggregated $275,805,677 and $183,112,276, respectively.


32 | Annual Report



Templeton China World Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

7. CONCENTRATION OF RISK

Investing in securities of "China companies" may include certain risks and considerations not typically associated with investing in U.S. securities. In general, China companies are those that are organized under the laws of, or with a principal office or principal trading market in, the People's Republic of China, Hong Kong, or Taiwan. Such risks include fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, these securities may not be as liquid as U.S. securities. At August 31, 2007, the Fund had 64.8%, 14.5%, and 17.4% of its net assets invested in China, Hong Kong, and Taiwan, respectively.

8. REGULATORY AND LITIGATION MATTERS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares ("marketing support"), Franklin Resources, Inc. and certain of its subsidiaries (collectively, the "Company"), entered into settlements with certain of those regulators and governmental entities. Specifically, the Company entered into settlements with the SEC, among others, concerning market timing and marketing support.

On June 23, 2006, the SEC approved the proposed plan of distribution for the marketing support settlement, and disbursement of the settlement monies to the designated funds, in accordance with the terms and conditions of that settlement and plan, was completed in September 2006. The Fund did not participate in that settlement.

On June 6, 2007, the SEC posted for public comment the proposed plan of distribution for the market timing settlement. Following the public comment period, and once the SEC approves the final plan of distribution, disbursements of settlement monies will be made promptly to individuals who were shareholders of the designated funds during the relevant period, in accordance with the terms and conditions of the settlement and plan.

In addition, the Company, as well as most of the mutual funds within Franklin Templeton Investments and certain current or former officers, Company directors, fund directors, and employees, have been named in private lawsuits (styled as shareholder class actions, or as derivative actions on behalf of either the named funds or Franklin Resources, Inc.). The lawsuits relate to the industry practices referenced above.


                                                              Annual Report | 33



Templeton China World Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

8. REGULATORY AND LITIGATION MATTERS (CONTINUED)

The Company and fund management believe that the claims made in each of the private lawsuits referenced above are without merit and intend to defend against them vigorously. The Company cannot predict with certainty the eventual outcome of these lawsuits, nor whether they will have a material negative impact on the Company. If it is determined that the Company bears responsibility for any unlawful or inappropriate conduct that caused losses to the Fund, it is committed to making the Fund or its shareholders whole, as appropriate.

9. NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes -- an Interpretation of FASB Statement No. 109" ("FIN 48"), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 provides guidance on the measurement, recognition, classification and disclosure of tax positions, along with accounting for the related interest and penalties. FIN 48 is effective for fiscal years beginning after December 15, 2006, and is to be applied to all open tax years as of the date of effectiveness. On December 22, 2006, the Securities and Exchange Commission extended the implementation date to no later than the last net asset value calculation in the first semi-annual reporting period beginning after December 15, 2006. The Fund believes the adoption of FIN 48 will have no material impact on its financial statements.

In September 2006, FASB issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.


34 | Annual Report



Templeton China World Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF TEMPLETON CHINA WORLD FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton China World Fund (the "Fund") at August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 18, 2007


                                                              Annual Report | 35



Templeton China World Fund

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $35,238,136 as a long term capital gain dividend for the fiscal year ended August 31, 2007.

Under Section 871(k)(2)(C) of the Code, the Fund designates the maximum amount allowable but no less than $11,409,809 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2007.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $5,039,681 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2007. In January 2008, shareholders will receive Form 1099-DIV which will include their share of qualified dividends distributed during the calendar year 2007. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $969,035 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2007.

At August 31, 2007, more than 50% of the Templeton China World Fund total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from dividends paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on October 18, 2007, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following tables provides a detailed analysis, by country, of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund, to Class A, Class B, Class C, and Advisor Class shareholders of record.

RECORD DATE: 10/18/2007

--------------------------------------------------------------------------------
                                                   CLASS A

                                FOREIGN TAX     FOREIGN           FOREIGN
                                    PAID     SOURCE INCOME  QUALIFIED DIVIDENDS
COUNTRY                          PER SHARE     PER SHARE         PER SHARE
--------------------------------------------------------------------------------
Bermuda .....................     $0.0000       $0.0036           $0.0000
Cambodia ....................      0.0000        0.0016            0.0000
Cayman Islands ..............      0.0000        0.0040            0.0000
China .......................      0.0000        0.2176            0.1015
Hong Kong ...................      0.0000        0.1570            0.0000
Singapore ...................      0.0000        0.0013            0.0000
South Korea .................      0.0006        0.0020            0.0020
Taiwan ......................      0.0493        0.1416            0.0000
United Kingdom ..............      0.0000        0.0267            0.0000
                                ------------------------------------------------
TOTAL .......................     $0.0499       $0.5554           $0.1035
                                ================================================


36 | Annual Report



Templeton China World Fund

TAX DESIGNATION (UNAUDITED) (CONTINUED)

--------------------------------------------------------------------------------
                                                   CLASS B

                                FOREIGN TAX     FOREIGN           FOREIGN
                                    PAID     SOURCE INCOME  QUALIFIED DIVIDENDS
COUNTRY                          PER SHARE     PER SHARE         PER SHARE
--------------------------------------------------------------------------------
Bermuda .....................     $0.0000       $0.0025           $0.0000
Cambodia ....................      0.0000        0.0011            0.0000
Cayman Islands ..............      0.0000        0.0028            0.0000
China .......................      0.0000        0.1518            0.0708
Hong Kong ...................      0.0000        0.1095            0.0000
Singapore ...................      0.0000        0.0009            0.0000
South Korea .................      0.0006        0.0014            0.0014
Taiwan ......................      0.0493        0.0988            0.0000
United Kingdom ..............      0.0000        0.0186            0.0000
                                ------------------------------------------------
TOTAL .......................     $0.0499       $0.3874           $0.0722
                                ================================================

--------------------------------------------------------------------------------
                                                   CLASS C

                                FOREIGN TAX     FOREIGN           FOREIGN
                                    PAID     SOURCE INCOME  QUALIFIED DIVIDENDS
COUNTRY                          PER SHARE     PER SHARE         PER SHARE
--------------------------------------------------------------------------------
Bermuda .....................     $0.0000       $0.0027           $0.0000
Cambodia ....................      0.0000        0.0012            0.0000
Cayman Islands ..............      0.0000        0.0030            0.0000
China .......................      0.0000        0.1648            0.0769
Hong Kong ...................      0.0000        0.1189            0.0000
Singapore ...................      0.0000        0.0010            0.0000
South Korea .................      0.0006        0.0015            0.0015
Taiwan ......................      0.0493        0.1072            0.0000
United Kingdom ..............      0.0000        0.0202            0.0000
                                ------------------------------------------------
TOTAL .......................     $0.0499       $0.4205           $0.0784
                                ================================================

--------------------------------------------------------------------------------
                                                 ADVISOR CLASS

                                FOREIGN TAX     FOREIGN           FOREIGN
                                    PAID     SOURCE INCOME  QUALIFIED DIVIDENDS
COUNTRY                          PER SHARE     PER SHARE         PER SHARE
--------------------------------------------------------------------------------
Bermuda .....................     $0.0000       $0.0040           $0.0000
Cambodia ....................      0.0000        0.0018            0.0000
Cayman Islands ..............      0.0000        0.0045            0.0000
China .......................      0.0000        0.2455            0.1145
Hong Kong ...................      0.0000        0.1771            0.0000
Singapore ...................      0.0000        0.0015            0.0000
South Korea .................      0.0006        0.0023            0.0023
Taiwan ......................      0.0493        0.1598            0.0000
United Kingdom ..............      0.0000        0.0301            0.0000
                                ------------------------------------------------
TOTAL                             $0.0499       $0.6266           $0.1168
                                ================================================

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.


                                                              Annual Report | 37



Templeton China World Fund

TAX DESIGNATION (UNAUDITED) (CONTINUED)

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income. 1

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund. 1

In January 2008, shareholders will receive Form 1099-DIV which will include their share of taxes paid and foreign source income distributed during the calendar year 2007. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2007 individual income tax returns.

1 Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax bracket). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


38 | Annual Report



Templeton China World Fund

SPECIAL MEETING OF SHAREHOLDERS - MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007 (UNAUDITED)

A Special Meeting of the Shareholders of the Templeton China World Fund (the "Trust") was held at the offices of Franklin Templeton Investments, One Franklin Parkway, San Mateo, California on March 21, 2007, and reconvened on April 11, 2007. The purpose of the meeting was to elect Trustees of the Trust and to approve amendments to certain of the Trust's fundamental investment restrictions (including three (3) Sub-Proposals).

At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the Trust: Harris J. Ashton, Frank J. Crothers, Edith
E. Holiday, David W. Niemiec, Frank A. Olson, Larry D. Thompson, Constantine D. Tseretopoulos and Robert E. Wade. Charles B. Johnson and Gregory E. Johnson were elected by the shareholders to serve as Interested Trustees. Shareholders also approved amendments to certain of the Trust's fundamental investment restrictions (including three (3) Sub-Proposals). No other business was transacted at the meeting.

The results of the voting at the meeting are as follows:

Proposal 1. The Election of Trustees:

-----------------------------------------------------------------------------------------------------------------------
                                                                          % OF                                  % OF
                                                                         SHARES                                SHARES
                                                               % OF      PRESENT                    % OF       PRESENT
                                                           OUTSTANDING     AND                   OUTSTANDING     AND
NAME                                           FOR            SHARES     VOTING     WITHHELD       SHARES      VOTING
-----------------------------------------------------------------------------------------------------------------------
Harris J. Ashton .....................    14,882,583.526     55.123%     97.686%   352,577.774      1.306%      2.314%
Frank J. Crothers ....................    14,906,821.095     55.213%     97.845%   328,340.205      1.216%      2.155%
Edith E. Holiday .....................    14,871,810.585     55.083%     97.615%   363,350.715      1.346%      2.385%
David W. Niemiec .....................    14,906,689.194     55.212%     97.844%   328,472.106      1.217%      2.156%
Frank A. Olson .......................    14,888,755.323     55.146%     97.726%   346,405.977      1.283%      2.274%
Larry D. Thompson ....................    14,893,725.838     55.164%     97.759%   341,435.462      1.265%      2.241%
Constantine D. Tseretopoulos .........    14,877,274.805     55.103%     97.651%   357,886.495      1.326%      2.349%
Robert E. Wade .......................    14,897,573.804     55.178%     97.784%   337,587.496      1.251%      2.216%
Charles B. Johnson ...................    14,885,823.955     55.135%     97.707%   349,337.345      1.294%      2.293%
Gregory E. Johnson ...................    14,897,848.534     55.179%     97.786%   337,312.766      1.250%      2.214%

Proposal 2. To approve of amendments to certain of the Trust's fundamental investment restrictions (includes three (3) Sub-Proposals):

(a) To amend the Trust's fundamental investment restriction regarding lending:

--------------------------------------------------------------------------------
                                                         % OF       % OF SHARES
                                                      OUTSTANDING   PRESENT AND
                                      SHARES VOTED      SHARES         VOTING
--------------------------------------------------------------------------------
For ..............................   10,375,808.948     38.430%       68.104%
Against ..........................      519,105.741      1.923%        3.408%
Abstain ..........................      350,695.611      1.299%        2.301%
Broker Non-Votes .................    3,989,551.000     14.777%       26.186%
--------------------------------------------------------------------------------
TOTAL ............................   15,235,161.300     56.429%      100.000%
--------------------------------------------------------------------------------


                                                              Annual Report | 39



Templeton China World Fund

SPECIAL MEETING OF SHAREHOLDERS - MARCH 21, 2007 AND RECONVENED ON APRIL 11, 2007 (UNAUDITED) (CONTINUED)

(b) To amend the Trust's fundamental investment restriction regarding investments in real estate:

--------------------------------------------------------------------------------
                                                          % OF      % OF SHARES
                                                      OUTSTANDING   PRESENT AND
                                      SHARES VOTED       SHARES       VOTING
--------------------------------------------------------------------------------
For ..............................   10,489,208.369     38.850%       68.849%
Against ..........................      422,763.628      1.566%        2.775%
Abstain ..........................      333,638.303      1.236%        2.190%
Broker Non-Votes .................    3,989,551.000     14.777%       26.186%
--------------------------------------------------------------------------------
TOTAL ............................   15,235,161.300     56.429%      100.000%
--------------------------------------------------------------------------------

(c) To amend the Trust's fundamental investment restriction regarding investments in commodities:

--------------------------------------------------------------------------------
                                                         % OF       % OF SHARES
                                                      OUTSTANDING   PRESENT AND
                                      SHARES VOTED      SHARES         VOTING
--------------------------------------------------------------------------------
For ..............................   10,337,374.921     38.288%       67.852%
Against ..........................      551,310.312      2.042%        3.619%
Abstain ..........................      356,925.067      1.322%        2.342%
Broker Non-Votes .................    3,989,551.000     14.777%       26.186%
--------------------------------------------------------------------------------
TOTAL ............................   15,235,161.300     56.429%      100.000%
--------------------------------------------------------------------------------


40 | Annual Report



Templeton China World Fund

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION           TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (1932)         Trustee            Since 1993          139                       Bar-S Foods (meat packing company).
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
------------------------------------------------------------------------------------------------------------------------------------
FRANK J. CROTHERS (1944)        Trustee            Since 1999          19                        Fortis, Inc. (utility holding
500 East Broward Blvd.                                                                           company), Nuinsco Resources Limited
Suite 2100                                                                                       (mineral exploration), Fidelity
Fort Lauderdale, FL 33394-3091                                                                   Merchant Bank & Trust (Cayman)
                                                                                                 Limited (financial services), C.A.
                                                                                                 Bancorp Inc. (financial services),
                                                                                                 Victory Nickel Inc. (mineral
                                                                                                 exploration), ABACO Markets Limited
                                                                                                 (retail distributors) and Belize
                                                                                                 Electricity Limited (electric
                                                                                                 utility).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman, Island Corporate Holdings Ltd.; Director and Vice Chairman, Caribbean Utilities Company, Ltd.; Director, Provo Power
Company Ltd.; Director of various other business and nonprofit organizations; and FORMERLY, Chairman, Atlantic Equipment & Power
Ltd. (1977-2003).
------------------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (1952)         Trustee            Since 1996          139                       Hess Corporation (exploration and
500 East Broward Blvd.                                                                           refining of oil and gas), H.J.
Suite 2100                                                                                       Heinz Company (processed foods and
Fort Lauderdale, FL 33394-3091                                                                   allied products), RTI International
                                                                                                 Metals, Inc. (manufacture and
                                                                                                 distribution of titanium),
                                                                                                 Canadian National Railway (rail-
                                                                                                 road) and White Mountains Insurance
                                                                                                 Group, Ltd. (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 41



------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION           TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
DAVID W. NIEMIEC (1949)         Trustee            Since 2005          19                        Emeritus Corporation (assisted
500 East Broward Blvd.                                                                           living) and OSI Pharmaceuticals,
Suite 2100                                                                                       Inc. (pharmaceutical products).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Advisor, Saratoga Partners (private equity fund); Director, various private companies; and FORMERLY, Managing Director, Saratoga
Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc.
(investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc. (1982-1997).
------------------------------------------------------------------------------------------------------------------------------------
FRANK A. OLSON (1932)           Trustee            Since 2003          139                       Hess Corporation (exploration and
500 East Broward Blvd.                                                                           refining of oil and gas) and
Suite 2100                                                                                       Sentient Jet (private jet service).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977- 1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).
------------------------------------------------------------------------------------------------------------------------------------
LARRY D. THOMPSON (1945)        Trustee            Since 2005          139                       None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).
------------------------------------------------------------------------------------------------------------------------------------
CONSTANTINE D. TSERETOPOULOS    Trustee            Since 1999          19                        None
(1954)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT E. WADE (1946)           Trustee            Since 2006          33                        El Oro and Exploration Co., p.l.c.
500 East Broward Blvd.                                                                           (investments) and ARC Wireless
Suite 2100                                                                                       Solutions, Inc. (wireless
Fort Lauderdale, FL 33394-3091                                                                   components and network products).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Practicing attorney.
------------------------------------------------------------------------------------------------------------------------------------


42 | Annual Report



INTERESTED BOARD MEMBERS AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION           TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (1933)     Trustee,           Trustee and         139                       None
One Franklin Parkway            Chairman of        Chairman of the
San Mateo, CA 94403-1906        the Board and      Board since 1995
                                Vice President     and Vice President
                                                   since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
**GREGORY E. JOHNSON (1961)     Trustee            Since April 2007    91                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director, Templeton
Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JAMES M. DAVIS (1952)           Chief              Chief Compliance    Not Applicable            Not Applicable
One Franklin Parkway            Compliance         Officer since 2004
San Mateo, CA 94403-1906        Officer and        and Vice President
                                Vice President     - AML Compliance
                                - AML              since 2006
                                Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).
------------------------------------------------------------------------------------------------------------------------------------
JEFFREY A. EVERETT (1964)       Vice President     Since 2001          Not Applicable            Not Applicable
PO Box N-7759
Lyford Cay, Nassau, Bahamas

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman, President and Director, Templeton Global Advisors Limited; and officer of 14 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JIMMY D. GAMBILL (1947)         Senior Vice        Since 2002          Not Applicable            Not Applicable
500 East Broward Blvd.          President and
Suite 2100                      Chief Executive
Fort Lauderdale, FL 33394-3091  Officer -
                                Finance and
                                Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Franklin Templeton Services, LLC; Senior Vice President, Templeton Worldwide, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------


                                                              Annual Report | 43



------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION           TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (1947)            Vice President     Since 2000          Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and director of one of the subsidiaries of Franklin
Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
RUPERT H. JOHNSON, JR. (1940)   Vice President     Since 1996          Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
JOHN R. KAY (1940)              Vice President     Since 1994          Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Templeton Worldwide, Inc.; Senior Vice President, Franklin Templeton Services, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments; and FORMERLY,
Vice President and Controller, Keystone Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------
MARK MOBIUS (1936)              President and      President since     Not Applicable            Not Applicable
17th Floor, The Chater House    Chief              1993 and Chief
8 Connaught Road                Executive          Executive
Central Hong Kong               Officer -          Officer -
                                Investment         Investment
                                Management         Management
                                                   since 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Portfolio Manager of various Templeton advisory affiliates; Managing Director, Templeton Asset Management Ltd.; and officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton Investments; and FORMERLY, President, International Investment Trust Company Limited (investment manager of
Taiwan R.O.C. Fund) (1986-1987); and Director, Vickers da Costa, Hong Kong (1983-1986).
------------------------------------------------------------------------------------------------------------------------------------
ROBERT C. ROSSELOT (1960)       Secretary          Since 2004          Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Assistant Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International
of the South; and officer of 14 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------------------------------------------------------------------
GREGORY R. SEWARD (1956)        Treasurer          Since 2004          Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 16 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Vice President, JPMorgan Chase (2000-2004) and American General Financial Group (1991-2000).
------------------------------------------------------------------------------------------------------------------------------------


44 | Annual Report



------------------------------------------------------------------------------------------------------------------------------------
                                                                       NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                LENGTH OF           FUND COMPLEX OVERSEEN
AND ADDRESS                     POSITION           TIME SERVED         BY BOARD MEMBER*          OTHER DIRECTORSHIPS HELD
------------------------------------------------------------------------------------------------------------------------------------
CRAIG S. TYLE (1960)            Vice President     Since 2005          Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).
------------------------------------------------------------------------------------------------------------------------------------
GALEN VETTER (1951)             Chief Financial    Since 2004          Not Applicable            Not Applicable
500 East Broward Blvd.          Officer and
Suite 2100                      Chief
Fort Lauderdale, FL 33394-3091  Accounting
                                Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Managing Director, RSM McGladrey, Inc. (1999-2004); and Partner, McGladrey & Pullen, LLP (1979-1987 and
1991-2004).
------------------------------------------------------------------------------------------------------------------------------------

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Fund's investment manager and distributor. Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

Note 3: Prior to August 31, 2007, Nicholas F. Brady ceased to be trustee of the Trust.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD OF TRUSTEES HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF FRANK A. OLSON AND DAVID W. NIEMIEC AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MESSRS. OLSON AND NIEMIEC QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MR. OLSON HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2003. HE CURRENTLY SERVES AS CHAIRMAN EMERITUS OF THE HERTZ CORPORATION AND WAS FORMERLY ITS CHAIRMAN OF THE BOARD FROM 1980 TO 2000 AND ITS CHIEF EXECUTIVE OFFICER FROM 1977 TO 1999. MR. OLSON IS ALSO A DIRECTOR AND AUDIT COMMITTEE MEMBER OF HESS CORPORATION, A FORMER DIRECTOR AND AUDIT COMMITTEE MEMBER OF WHITE MOUNTAINS INSURANCE GROUP, LTD. AND FORMER CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER OF UAL CORPORATION. MR. NIEMIEC HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2005, CURRENTLY SERVES AS AN ADVISOR TO SARATOGA PARTNERS AND WAS FORMERLY ITS MANAGING DIRECTOR FROM 1998 TO 2001. MR. NIEMIEC IS A DIRECTOR OF EMERITUS CORPORATION AND OSI PHARMACEUTICALS, INC. AND VARIOUS PRIVATE COMPANIES, AND WAS FORMERLY MANAGING DIRECTOR OF SBC WARBURG DILLON READ FROM 1997 TO 1998, AND WAS VICE CHAIRMAN FROM 1991 TO 1997 AND CHIEF FINANCIAL OFFICER FROM 1982 TO 1997 OF DILLON, READ & CO. INC. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD OF TRUSTEES BELIEVES THAT MR. OLSON AND MR. NIEMIEC HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MESSRS. OLSON AND NIEMIEC ARE INDEPENDENT TRUSTEES AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL 1-800/DIAL BEN (1-800/342-5236) TO REQUEST THE SAI.


                                                              Annual Report | 45



Templeton China World Fund

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held May 22, 2007, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged the Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished them showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund


46 | Annual Report



Templeton China World Fund

SHAREHOLDER INFORMATION (CONTINUED)

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, the high industry ranking given to the Franklin Templeton website, and the firsthand experience of individual Board members who deal with the shareholder services department in their capacities as shareholders in one or more of the various Franklin Templeton funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Fund had converted from a closed-end fund to an open-end fund in May 2003, and the Lipper report for this agreement renewal showed the performance of the Fund's Class A shares for the three-year period ended February 28, 2007, in comparison with a performance universe consisting of the Fund and all retail and institutional China region funds as selected by Lipper. Such report showed the Fund's total return for the one-year period to be in the lowest quintile and on an annualized basis to be in the second-lowest quintile of such performance universe for the previous three-year period. The Board was satisfied with such performance taking into consideration the Fund's disciplined value approach to investing and noting the Fund's high level of absolute returns as shown in the Lipper report, which were 27.95% and 18.69%, respectively, for the one- and three-year periods.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of 10 other funds selected by Lipper as its appropriate Lipper expense group. Prior to making such comparison, the Board relied upon a survey showing that the scope of management advisory services covered under the Fund's investment management agreement was similar to those provided by fund managers to


                                                              Annual Report | 47



Templeton China World Fund

SHAREHOLDER INFORMATION (CONTINUED)

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

other mutual fund groups. In reviewing comparative costs, emphasis was given to the Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for fund Class A shares. The expense comparisons showed the Fund's contractual investment management fee rate to be the highest in such Lipper expense group, and its actual expenses to be the second highest in such expense group. The Board noted that the Fund's actual expenses were within 17 basis points of the expense group median and found such comparative fee and expenses to be acceptable in view of factors relating to the Fund's operations, such as the background and experience of its portfolio managers and research staff, and their physical presence and coverage in the geographical area in which the Fund invests.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund. Specific attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005 when the offering of such shares was discontinued, as well as potential benefits resulting from allocation of fund brokerage and the use of "soft"


48 | Annual Report



Templeton China World Fund

SHAREHOLDER INFORMATION (CONTINUED)

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager and its affiliates as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Fund is charged a fee for administrative services at the rate of 0.20% of its net assets, as well as a separate fee for management advisory services at the rate of 1.25% of its net assets, with additional breakpoints added on net assets exceeding $1 billion. In view of the Fund's brief operating history and growth of assets as an open-end fund, the Board believed it unclear as to whether economies of scale are realized by the Manager and its affiliates in the operation of this Fund at its asset size, which was approximately $858 million on December 31, 2006.

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


                                                              Annual Report | 49



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Literature Request

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. To ensure the highest quality of service, we may monitor, record and access telephone calls to or from our service departments. These calls can be identified by the presence of a regular beeping tone.

FRANKLIN TEMPLETON FUNDS

INTERNATIONAL

Mutual European Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund 1

GLOBAL

Mutual Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund 1
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small Cap Growth Fund II 2
Franklin Small-Mid Cap Growth Fund

VALUE

Franklin Balance Sheet Investment Fund 1
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 1
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund 3
Mutual Shares Fund

BLEND

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Global Real Estate Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund 4
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund 5
Franklin Income Fund
Franklin Limited Maturity
   U.S. Government Securities Fund 4
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund 4
Templeton Global Bond Fund
Templeton Income Fund

TAX-FREE INCOME 6

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund 7

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California 8
Colorado
Connecticut
Florida 8
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust 9

1. The fund is open only to existing shareholders and select retirement plans.

2. The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

3. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

4. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

5. Effective 10/1/06, Franklin's AGE High Income Fund changed its name to Franklin High Income Fund. The fund's investment goal and strategy remained the same.

6. For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

7. The fund invests primarily in insured municipal securities.

8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

05/07                                              Not part of the annual report



    [LOGO](R)
FRANKLIN TEMPLETON              One Franklin Parkway
   INVESTMENTS                  San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

ANNUAL REPORT AND SHAREHOLDER LETTER

TEMPLETON CHINA WORLD FUND

INVESTMENT MANAGER

Templeton Asset Management Ltd.

PRINCIPAL UNDERWRITER

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

188 A2007 10/07



ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)   N/A

(d)   N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     (a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

     (2) The audit committee financial expert is David W. Niemiec, he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $30,295 for the fiscal year ended August 31, 2007 and $33,578 for the fiscal year ended August 31, 2006.

(b)  Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $46,000 for the fiscal year ended August 31, 2007 and $3,961 for the fiscal year ended August 31, 2006. The services for which these fees were paid included tax compliance and advice.

(d)  All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended August 31, 2007 and $286 for the fiscal year ended August 31, 2006. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended August 31, 2007 and $175,575 for the fiscal year ended August 31, 2006. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

       (i) pre-approval of all audit and audit related services;

       (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

       (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

       (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $46,000 for the fiscal year ended August 31, 2007 and $179,822 for the fiscal year ended August 31, 2006.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.  N/A


ITEM 6. SCHEDULE OF INVESTMENTS.  N/A


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.


ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.


ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Jimmy D. Gambill, Chief Executive Officer - Finance and Administration, and Galen G. Vetter, Chief Financial Officer


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON CHINA WORLD FUND

By /s/JIMMY D. GAMBILL
  --------------------
  Jimmy D. Gambill
  Chief Executive Officer - Finance and Administration
  Date:  January 24, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

BBy /s/JIMMY D. GAMBILL
  --------------------
  Jimmy D. Gambill
  Chief Executive Officer - Finance and Administration
  Date:  January 24, 2008


By /s/GALEN G. VETTER
  --------------------
  Galen G. Vetter
  Chief Financial Officer
  Date:  January 24, 2008